Files Nos. 811-7123
33-51061

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 60	[X] [_] [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 60

(Check appropriate box or boxes.)

DREYFUS GROWTH AND VALUE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York           10166
(Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

on (DATE) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

X	75 days after filing pursuant to paragraph (a)(2)

on (DATE) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion, January 23, 2004

DREYFUS PREMIER REAL RETURN FUND

Seeks to maximize real return consistent with prudent investment management by investing in commodity-indexed-linked derivative instruments and inflation-indexed and other fixed-income securities

PROSPECTUS _____, 2004

You, Your Advisor And DREYFUS [LOGO] A Mellon Financial Company

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

THE FUND

Goal/Approach Main Risks Past Performance Expenses Management Financial Highlights YOUR INVESTMENT

Account Policies Distributions and Taxes Services for Fund Investors Instructions for Regular Accounts Instructions for IRAs FOR MORE INFORMATION

See back cover.

Dreyfus Premier Real Return Fund        THE FUND

Ticker Symbols:	Class A: n/a Class B: n/a Class C: n/a Class R: n/a Class T: n/a

[ICON] GOAL/APPROACH

The fund seeks to maximize real return consistent with prudent investment management. To pursue this goal, the fund normally invests in commodity-indexed-linked derivative instruments and inflation-indexed bonds and other fixed-income securities. The fund will not invest directly in physical commodities.

The fund will invest in commodity-indexed-linked derivative instruments, such as swap agreements, commodity options, futures and options on futures, and structured notes, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. The value of a commodity-indexed-linked derivative instrument typically is based upon the price movement of physical commodities (such as heating oil, livestock or gold) that comprise a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The fund will invest its assets not invested in commodity-indexed-linked derivative instruments typically in inflation-indexed securities and other fixed-income securities, including U.S. Government securities, corporate bonds, and mortgage-related and asset-backed securities. The fund normally invests in fixed-income securities rated investment grade (BBB/Baa or above) or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in foreign securities.

To gain exposure to the commodity markets, the fund will employ an "enhanced-index" strategy. Specifically, the fund will purchase commodity-index-linked derivative instruments, such as commodity swap agreements, which seek to replicate the performance of the Goldman Sachs Commodity Index (GSCI®). By purchasing derivative instruments that are linked to the performance of a broad commodity index – such as the GSCI – the fund seeks to reduce the risk of adverse security or sector selection within the commodity portion of its portfolio without having to commit a substantial amount of its capital. The fund generally will invest its remaining assets in an actively managed portfolio of inflation-indexed bonds (typically, not less than 25% of the fund's assets) and other fixed-income securities to provide liquidity and income and, in part, to serve as collateral backing the fund's commodities exposure. Inflation-indexed bonds offer returns linked to changes in the rate of inflation. Because both commodities and inflation-indexed bonds have a positive correlation to inflation, the fund seeks to use its investment strategy to preserve the real value of investors' assets against the long-term effects of inflation.

The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

[Side Bar]

Concepts to understand

Commodities: assets that have tangible properties, such as oil, metals and agricultural products. Historically, commodity investments have had a high correlation with changes in inflation and a low correlation to stock and bond returns.

Inflation-indexed securities: fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

Swap agreements: privately negotiated agreements between the fund and a counterparty whereby the fund typically will receive the price appreciation (or depreciation) of a commodity index, or a portion of such an index, from the counterparty at specified intervals in exchange for paying the counterparty an agreed-upon fixed fee.

Structured notes: derivative debt instruments with principal and/or coupon payments linked to the value of commodities or commodity futures contracts or the performance of commodity indexes, the terms of which are structured by the issuer and purchaser of the note.

Goldman Sachs Commodity Index®: an unmanaged world production-weighted commodity index; the quantity of each commodity in the index is determined by the average quantity of production for the last five years of available data. Currently, the GSCI contains 26 commodities among five broad sectors: energy, industrial metals, precious metals, agriculture and livestock.

[ICON] MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Commodity risk. Because of the fund's exposure to commodities, the value of its shares will be affected by factors particular to the commodities market and may fluctuate more widely than that of a fund which invests in a broad range of industries. Commodity prices are driven by a wide range of forces, like weather and geopolitical events, creating substantial supply and demand uncertainties in the market. This can cause individual commodity prices to move sharply higher or lower, exposing the fund to volatility. Other associated risks are described below.

•	Derivatives risk. The fund typically will seek to gain exposure to the commodity markets by investing in commodity-indexed-linked derivative instruments, including swap agreements, options, futures and options on futures, and "structured" notes. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments. The value of a commodity-indexed-linked derivative instrument generally is based upon the price movements of physical commodities (such as energy, mineral or agricultural products) that comprise the relevant commodity index, and may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of the commodity-indexed-linked derivative instruments the fund buys may fluctuate significantly because the values of the underlying commodities to which the commodity indexes are linked are themselves extremely volatile.

Additionally, some derivatives the fund buys involve leverage (e.g., an instrument linked to the value of a commodity index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity, index, futures contract, or other economic variable. The fund's investment in commodity-index-linked derivative instruments could lose more than the principal amount invested. The derivatives in which the fund invests, including structured notes and commodity-linked notes, whose predominant characteristics are those of securities, are excluded from regulation under the Commodity Exchange Act. Moreover, most of the swaps market is unregulated. Swaps may be less liquid than other commodity-linked derivative instruments.

•	Inflation-indexed bond risk. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Inflation-indexed bonds issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•	Liquidity risk. A liquid secondary market may not exist for the specially created derivative instruments the fund buys. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value or to accurately value them. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Interest rate risk. Prices of bonds and other debt instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices. Securities with longer effective durations and maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations and maturities. Inflation adjusted bonds may react differently from other types of debt securities to changes in interest rates and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, when real interest rates rise, the prices of inflation adjusted bonds and, accordingly, the fund's share price can fall. The opposite is true when real interest rates fall.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Inflation-indexed securities issued by the U.S. Treasury or U.S. government agencies generally present minimal credit risk. However, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and most asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and asset-backed securities holdings may lengthen in response to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

•	Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

•	Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[ICON] PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

[Side Bar]

What this fund is and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON] EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee Table
                                     Class A       Class B      Class C      Class R      Class T
--------------------------------------------------------------------------------------------------
Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge
on purchases
as a % of offering price             5.75          none         none         none         4.50

Maximum contingent deferred
sales charge (CDSC)
as a % of purchase or sale
price, whichever is less             none*         4.00         1.00         none         none*

Annual fund operating expenses
(expenses paid from fund assets)
as a % of average daily net assets

Management fees                      ___           ___          ___          ___          ___
Rule 12b-1 fee                       none          .75          .75        none           .25
Shareholder services fee             .25           .25          .25        none           .25
Other expenses                       ___           ___          ___          ___          ___

Total annual fund operating
expenses                             ___           ___          ___          ___          ___
*	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

                                     1 Year               3 Years
-------------------------------------------------------------------------------

Class A                              $                    $

Class B
with redemption                      $                    $
without redemption                   $                    $

Class C
with redemption                      $                    $
without redemption                   $                    $

Class R                              $                    $

Class T                              $                    $
-------------------------------------------------------------------------------

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

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Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services.

Other expenses: estimated fees to be paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. Actual expenses may be greater or less than the amounts listed in the fee table above.

[ICON] MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[168] billion in approximately 200 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of ___% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $[3.2] trillion of assets under management, administration or custody, including approximately $[625] billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Gerald Thunelius is the fund's primary portfolio manager. Mr. Thunelius joined Dreyfus in May 1989.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[ICON] FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

YOUR INVESTMENT

[ICON] ACCOUNT POLICIES

The Dreyfus Premier funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

You will need to choose a share class before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC). Your financial representative can help you choose the share class that is appropriate for you.

•	Class A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

•	Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer–term investment horizon.

•	Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter–term investment horizon.

•	Class R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).

•	Class T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a shorter–term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

[Side Bar]

Reduced Class A and Class T sales charge

Letter of intent: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

Right of accumulation: when calculating your sales charge on Class A or Class T shares you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.

Consult the Statement of Additional Information (SAI) or your financial representative for more details.

Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.

Sales charges

Class A and Class T - charged when you buy shares

                              Sales charge             Sales charge
                              deducted as a %          as a % of your
Your investment               of offering price        net investment
--------------------------------------------------------------------------------
                               Class     Class          Class           Class
                               A         T              A               T
--------------------------------------------------------------------------------

Up to $49,999                  5.75%     4.50%          6.10%           4.70%
$50,000 - $99,999              4.50%     4.00%          4.70%           4.20%
$100,000 - $249,999            3.50%     3.00%          3.60%           3.10%
$250,000 - $499,999            2.50%     2.00%          2.60%           2.00%
$500,000 - $999,999            2.00%     1.50%          2.00%           1.50%
$1 million or more*            0.00%     0.00%          0.00%           0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase
(except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

Class B - charged when you sell shares

                                         CDSC as a % of your initial
Years since purchase                     investment or your redemption
was made                                 (whichever is less)
--------------------------------------------------------------------------------
Up to 2 years                            4.00%
2 - 4 years                              3.00%
4 - 5 years                              2.00%
5 - 6 years                              1.00%
More than 6 years                        Shares will automatically
                                         convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Class C - charged when you sell shares
A 1.00% CDSC is imposed on redemptions made within the first year of purchase.
Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Class R - no sales load or Rule 12b-1 fees

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments

                                       Initial                        Additional
----------------------------------------------------------------------------------------

Regular accounts                       $1,000                       $100; $500
                                                               for Dreyfus TeleTransfer
                                                                     investments
Traditional IRAs                         $750                       no minimum
Spousal IRAs                             $750                       no minimum
Roth IRAs                                $750                       no minimum
Education Savings Accounts               $500                       no minimum
                                                               after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

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Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

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Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone or online

Proceeds                   Minimum                Maximum
sent by                    phone/online           phone/online
--------------------------------------------------------------------------------------

Check*                     no minimum             $250,000 per day

Wire                       $1,000                 $500,000 for joint accounts
                                                  every 30 days/$20,000 per day

Dreyfus TeleTransfer       $500                   $500,000 for joint accounts every 30
                                                  days/$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund reserves the right to:

•	refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so called roundtrips during any twelve-month period)

•	refuse any purchase or exchange request in excess of 1% of the fund's total assets

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

•	change its minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

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Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

[ICON] DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

[ICON] SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic Asset Builder®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Dreyfus fund or certain Founders-advised funds (not available for IRAs).

For exchanging shares

Dreyfus Auto-Exchange Privilege	For making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds. There will be no CDSC on Class B or Class C shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete the application.
Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON] By Telephone

Wire Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  DDA# [          ]
•  the fund name
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Return your application with the account number on the application.

[ICON]Online (www.dreyfus.com)

          ________

[ICON] Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•  ABA# 021000018
•  DDA# [          ]
•  the fund name
•  the share class
•  your account number
•  name(s) of investor(s)
•  dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Website to request your transaction.

All services Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:
•  your name(s) and signature(s)
•  your account number
•  the fund name
•  the share class
•  the dollar amount you want to sell
•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call us or your financial representative to request your transaction. A check will be sent to the address of record.

Wire Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Visit the Dreyfus Website to request your transaction. A check will be sent to the address of record.

Dreyfus Automatic Withdrawal Plan Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

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To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

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Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

[ICON] In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

[ICON] By Telephone

          ____________

[ICON] Automatically

          ____________

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

Wire Have your bank send your investment to The Bank of New York, with these instructions:
•     ABA # 021000018
•     DDA # [ ]
•     the fund name
•     the share class
•     your account number
•     name of investor
•     the contribution year
•     dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

All services Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:
•     your name and signature
•     your account number
•     the fund name
•     the share class
•     the dollar amount you want to sell
•     how and where to send the proceeds
•     whether the distribution is qualified or premature
•     whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing

Systematic Withdrawal Plan Call us to request instructions to establish the plan.

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For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Trust Company, Custodian.

FOR MORE INFORMATION

Dreyfus Premier Real Return Fund
A series of Dreyfus Growth and Value Funds, Inc.
SEC file number: 811-7123

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

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To obtain information:

By telephone
Call your financial representative or 1-800-554-4611

By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

©2004 Dreyfus Service Corporation

Subject to Completion, January 23, 2004

DREYFUS GROWTH AND VALUE FUNDS, INC.

DREYFUS LARGE COMPANY VALUE FUND
DREYFUS EMERGING LEADERS FUND
DREYFUS MIDCAP VALUE FUND
DREYFUS SMALL COMPANY VALUE FUND
DREYFUS MIDCAP VALUE PLUS FUND
DREYFUS PREMIER TECHNOLOGY GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER FUTURE LEADERS FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER STRATEGIC VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER INTERNATIONAL VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER SMALL COMPANY GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER SELECT GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER SELECT MIDCAP GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER STRUCTURED MIDCAP FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER STRUCTURED LARGE CAP VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER REAL RETURN FUND
(Class A, Class B, Class C, Class R and Class T Shares)

STATEMENT OF ADDITIONAL INFORMATION
________, 2004

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Large Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Technology Growth Fund, Dreyfus Midcap Value Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Small Company Value Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Midcap Value Plus Fund, Dreyfus Premier Small Company Growth Fund, Dreyfus Premier International Value Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund, Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund, dated January 1, 2004, and of Dreyfus Premier Real Return Fund, dated ____, 2004, each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Growth and Value Funds, Inc. (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the Prospectus for Dreyfus Large Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Midcap Value Fund, Dreyfus Small Company Value Fund, or Dreyfus Midcap Value Plus Fund, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com web site, or call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City - Call 1-718-895-1206 Outside the U.S. - Call 516-794-5452

           To obtain a copy of the Prospectus for Dreyfus Premier Technology Growth Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier Small Company Growth Fund, Dreyfus Premier International Value Fund, Dreyfus Premier Select Growth Fund, Dreyfus Premier Select Midcap Growth Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund, or Dreyfus Premier Real Return Fund (collectively, the "Dreyfus Premier Funds"), please call your financial adviser, write to the Fund at the above address or call 1-800-554-4611.

           The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. As new funds, an Annual or Semi-Annual Report to Shareholders for Dreyfus Premier Structured Large Cap Value Fund or Dreyfus Premier Real Return Fund may not be available.

TABLE OF CONTENTS

Summary of the Proxy Voting Policy, Procedures and Guidelines

DESCRIPTION OF THE COMPANY AND FUNDS

           The Company is a Maryland corporation formed on November 16, 1993. The Company is an open-end management investment company, known as a mutual fund. Each Fund, other than Dreyfus Premier Real Return Fund, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Dreyfus Premier Real Return Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

           The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser. The Manager has engaged Franklin Portfolio Associates, LLC ("Franklin Portfolio") to serve as sub-investment adviser for Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund and has engaged The Boston Company Asset Management, LLC ("TBCAM") to serve as Dreyfus Midcap Value Plus Fund's sub-investment adviser. Franklin Portfolio and TBCAM provide day-to-day management of the respective Fund's investments, subject to the supervision of the Manager. Franklin Portfolio and TBCAM are each referred to herein as a "Sub-Adviser," and collectively as the "Sub-Advisers."

           Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

           The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

           Common and Preferred Stocks. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

           Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

           Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

           Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

           Depositary Receipts. (All Funds) Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Warrants. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

           Investment Companies. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

           Exchange-Traded Funds. (All Funds) Each Fund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq 100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component stocks of the benchmark index. In addition, Dreyfus Premier Real Return Fund may invest in ETFs designed to provide investment results corresponding to a commodity index or specific commodity. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

           The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

           Corporate Debt Securities. (Dreyfus Premier Real Return Fund only) Corporate debt securities include corporate bonds, debentures, notes and other similar instruments. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities.

           Variable and Floating Rate Securities. (Dreyfus Premier Real Return Fund only) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

           The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

           The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

           Zero Coupon, Pay-in-Kind and Step-up Securities. (Dreyfus Premier Real Return Fund only) The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

           Inflation-Indexed Bonds. (Dreyfus Premier Real Return Fund only) The Fund invests in inflation-indexed bonds, such as Treasury Inflation-Protection Securities ("TIPS"), which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

           Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

           The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

           While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

           The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

           Mortgage-Related Securities. (Dreyfus Premier Real Return Fund only) The Fund may invest up to 20% of its assets in mortgage-related securities. Mortgage-related securities are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITS, as well as other real estate-related securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Residential Mortgage-Related Securities—The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities may be issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

           Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

           Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Commercial Mortgage-Related Securities—Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the holders of senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities—The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities—A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

           Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index, such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

           Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities—Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IO and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs")—ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities—These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities—Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

           Real Estate Investment Trusts. (Dreyfus Premier Real Return Fund only) The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

           REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

           Asset-Backed Securities. (Dreyfus Premier Real Return Fund only) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest up to 5% of its total assets in these and other types of asset-backed securities that may be developed in the future.

           Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

           Participation Interests. (Dreyfus Premier Real Return Fund only) The Fund may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

           The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

           Municipal Obligations. (Dreyfus Premier Real Return Fund only) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, generally to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

           While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

           Illiquid Securities. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

           Money Market Instruments. (All Funds) When the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be) determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

           The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

           Foreign Currency Transactions. (All Funds) A Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

           Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the ability of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

           Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

           Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

           A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

           A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box.

           Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

           Borrowing Money. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each of Dreyfus Premier International Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

           Leverage. (All Funds, except Dreyfus Premier International Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

           Each of these Funds may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

           Derivatives. (All Funds) Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, structured notes, and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. Each Fund may invest some or all of its assets in derivative instruments. Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund currently do not intend to engage in futures and options transactions.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

           If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

           Neither the Company nor any of the Funds will be a commodity pool. In addition, the Company has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions--In General. (All Funds) A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. To the extent described in its Prospectus and this Statement of Additional Information, a Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, commodities, and security or commodity indexes. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

           Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

           Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

           Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

           Successful use of futures and options with respect thereto by a Fund also is subject to the ability of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

           Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts and options thereon. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

           A Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

           A Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

           Dreyfus Premier Real Return Fund may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties – typically, one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date, price and quantity agreed upon when the contract is made. Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. The commodities or commodity index which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

Swap Agreements and Options on Swap Agreements. (Dreyfus Premier Real Return Fund only) The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, and specific securities and commodities. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements.

           Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

           The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

           A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

           Most swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a "net basis." Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

           The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

           Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit Derivatives. (Dreyfus Premier Real Return Fund only) The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Options--In General. Each Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

           A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices listed on national securities exchanges or traded in the over-the-counter market. Dreyfus Premier Real Return Fund also may purchase and sell options in respect of specific commodities (or baskets of specific commodities) or commodity indices. An option on an index is similar to an option in respect of specific securities or commodities, except that settlement does not occur by delivery of the securities or commodities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular stock or commodity.

           A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

           A Fund may purchase cash-settled options on equity index swaps (or, in the case of Dreyfus Premier Real Return Fund, commodity index swaps) in pursuit of its investment objective. Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities, which usually includes dividends, or commodities. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

           Successful use by a Fund of options will be subject to the ability of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be) to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, the Fund may incur losses.

Structured Notes and Other Hybrid Instruments. (Dreyfus Premier Real Return Fund only) Structured notes are derivative debt securities or other securities, the interest rate or principal of which is determined by an unrelated indicator, and include indexed securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. These notes may be issued by banks, brokerage firms, insurance companies and other financial institutions.

           A hybrid instrument can combine the characteristics of securities, commodities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

           Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

           Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

           Future Developments. (All Funds) A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

           Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

           Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

           Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

           Equity Securities. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

           Dreyfus Premier Strategic Value Fund, Dreyfus Small Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Technology Growth Fund, Dreyfus Premier Future Leaders Fund and Dreyfus Premier Small Company Growth Fund each may purchase securities of small capitalization companies, and Dreyfus Midcap Value Fund, Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Select Midcap Growth Fund may purchase mid-capitalization companies. The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These Funds, as well as Dreyfus Premier Structured Large Cap Value Fund, Dreyfus Large Company Value Fund and Dreyfus Premier International Value Fund, may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. ("NASD") apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

           A Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company change, the company's stock price may decline sharply and its securities may become less liquid.

           Dreyfus Premier Technology Growth Fund invests in, and the other Funds may invest in, securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

           Fixed-Income Securities. (Dreyfus Premier Strategic Value Fund, Dreyfus Large Company Value Fund and Dreyfus Premier Real Return Fund only) Each of these Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund, such as those rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Ratings Services ("S&P") in the case of Dreyfus Premier Strategic Value Fund and Dreyfus Premier Real Return Fund, or those rated Baa by Moody's and BBB by S&P and Fitch Ratings in the case of Dreyfus Large Company Value Fund, may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" below with respect to Dreyfus Premier Strategic Value Fund only, and the "Appendix."

           Lower Rated Securities. (Dreyfus Premier Strategic Value Fund and Dreyfus Premier Real Return Fund only) Dreyfus Premier Strategic Value Fund may invest up to 20% of its net assets, and Dreyfus Premier Real Return Fund may invest up to 5% of its net assets, in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or, in the case of Dreyfus Premier Strategic Value Fund, as low as Caa by Moody's or CCC by S&P, and, in the case of Dreyfus Premier Real Return Fund, as low as B by Moody's and S&P (commonly known as junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See the "Appendix" for a general description of the ratings of Moody's and S&P for fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Each of these Funds will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

           You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by Moody's and S&P to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

           Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other obligations of the issuer.

           Because there is no established retail secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation.

           These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

           Each of these Funds may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

           The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds in which Dreyfus Premier Real Return Fund may invest. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

           Mortgage-Related Securities. (Dreyfus Premier Real Return Fund only) Mortgage-related securities are subject to both credit and prepayment risk. Although they may provide opportunities for enhanced total return, you should be aware that the lower rated mortgage-related securities in which the Fund may invest are likely to be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.

           Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk that is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security that may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

           Foreign Securities. (All Funds) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

           Because evidences of ownership of foreign securities usually are held outside the United States, a Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

           Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

           Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

           Simultaneous Investments. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager (or Sub-Advisers with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be). The Manager (or Sub-Advisers with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be), each have adopted written trade allocation procedures for their respective equity and fixed income trading desks. Under the respective procedures, portfolio managers or trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies advised by the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be) and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

           Under normal circumstances, each of Dreyfus Premier International Value Fund and Dreyfus Premier Strategic Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other investments with similar economic characteristics). Under normal circumstances, each of Dreyfus Midcap Value Fund, Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Select Midcap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap stocks (or other investments with similar economic characteristics) as described in its Prospectus. Under normal circumstances, each of Dreyfus Small Company Value Fund and Dreyfus Premier Small Company Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap stocks (or other investments with similar economic characteristics) as described in its Prospectus. Under normal circumstances, each of Dreyfus Large Company Value Fund, Dreyfus Premier Select Growth Fund and Dreyfus Premier Structured Large Cap Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in large-cap stocks (or other investments with similar characteristics) as described in its Prospectus. Under normal circumstances, each of Dreyfus Emerging Leaders Fund and Dreyfus Premier Future Leaders Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks (or other investments with similar characteristics) of companies the Manager believes to be emerging or future, respectively, leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Under normal circumstances, Dreyfus Premier Technology Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks (or other investments with similar characteristics) of growth companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation. Each Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

           Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. In addition, each Fund (except as otherwise noted) has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time. No Fund may:

           1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation. (This investment restriction has not been adopted with respect to Dreyfus Premier Real Return Fund.)

           2. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of the Fund's total assets. (This investment restriction has not been adopted with respect to Dreyfus Premier Real Return Fund.)

           3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this investment restriction with respect to Dreyfus Premier Technology Growth Fund, the technology sector in general is not considered an industry. In addition, Dreyfus Premier Real Return Fund may invest 25% or more of its total assets in securities, hybrid instruments and other derivative instruments issued by companies in the financial services sector.

           4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices. (This investment restriction shall not prohibit a Fund, subject to restrictions described in its Prospectus and this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the Federal securities or commodities law.)

           5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

           6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

           7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board. With respect to each of Dreyfus Premier Select Growth Fund, Dreyfus Premier Select Midcap Growth Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund, however, this Investment Restriction No. 7 was adopted as follows: The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

           8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

           10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

           11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets. (This investment restriction has not been adopted with respect to Dreyfus Premier Technology Growth Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Midcap Value Plus Fund, Dreyfus Premier Small Company Growth Fund, Dreyfus Premier Select Growth Fund, Dreyfus Premier Select Midcap Growth Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund.)

           12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views. (This investment restriction has not been adopted with respect to Dreyfus Premier Technology Growth Fund and Dreyfus Premier Real Return Fund.)

           13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

           14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

           15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

           16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 6, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

           The Company and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

MANAGEMENT OF THE COMPANY

           The Company's Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

        The Dreyfus Corporation                                           Investment Adviser
        Franklin Portfolio Associates, LLC                                Sub-Investment Adviser to Dreyfus
                                                                          Premier Structured Midcap Fund and
                                                                          Dreyfus Premier Structured Large Cap
                                                                          Value Fund
        The Boston Company Asset Management, LLC                          Sub-Investment Adviser to Dreyfus
                                                                          Midcap Value Plus Fund
        Dreyfus Service Corporation                                       Distributor
        Dreyfus Transfer, Inc.                                            Transfer Agent
        Mellon Bank, N.A.                                                 Custodian for all Funds, except
                                                                          Dreyfus Premier International Value
                                                                          Fund
        The Bank of New York                                              Custodian for Dreyfus Premier
                                                                          International Value Fund

Board Members of the Company1

           Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)                      Principal Occupation
Position with Company (Since)   During Past 5 Years            Other Board Memberships and Affiliations
-----------------------------  --------------------------   ---------------------------------------------
Joseph S. DiMartino (60)        Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board           Trustee                          Levcor International, Inc., an apparel fabric
(1995)                                                           processor, Director
                                                                 Century Business Services, Inc., a provider of
                                                                 outsourcing functions for small and medium
                                                                 size companies, Director
                                                                 The Newark Group, a provider of a national
                                                                 market of paper recovery facilities,
                                                                 paperboard mills and paperboard converting
                                                                 plants, Director
David P. Feldman (63)           Corporate Director and           BBH Mutual Funds Group (11 funds), Director
Board Member (1996)             Trustee                          The Jeffrey Company, a private investment
                                                                 company, Director
                                                                 QMED, a medical device company, Director
Ehud Houminer (63)              Executive-in-Residence at        Avnet Inc., an electronics distributor, Director
Board Member (1993)               the Columbia Business          International Advisory Board to the MBA Program
                                  School, Columbia               School of Management, Ben Gurion University,
                                  University;                    Chairman
                                  Principal of Lear, Yavitz      Explore Charter School, Brooklyn, NY, Chairman
                                  and Associates, a
                                  management consulting firm
                                  from 1996 to 2001
Gloria Messinger (73)             Arbitrator for American        Yale Law School Fund, Director
Board Member (1993)               Arbitration Association        Theater for a New Audience, Inc., Director
                                  and National Association       New York Women's Agenda Music Performance Trust
                                  of Securities Dealers,         Fund, Director
                                  Inc.;                          Brooklyn Philharmonic, Director
                                  Consultant in Intellectual
                                  Property
T. John Szarkowski (77)           Consultant in Photography      Photography Department at The Museum of Modern
Board Member (1996)                                              Art, Director Emeritus

Anne Wexler (73)                  Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member (1996)                Group, consultants            Methanex Corporation, a methanol production
                                   specializing in government    company, Director
                                   relations and public          Member of the Council of Foreign Relations
                                   affairs                       Member of the National Park Foundation

-------------------------------------------------------------------------------------------------------------------

1   None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

           Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met four times and the pricing committee met twice during the fiscal year ended August 31, 2003. The nominating committee and compensation committee did not meet during the last fiscal year.

           The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

                         Joseph S.      David P.       Ehud          Gloria      T. John         Anne
Name of Fund             DiMartino      Feldman       Houminer      Messinger   Szarkowski      Wexler
-------------           -----------   -----------    -----------  ------------ ------------- --------------
Dreyfus Premier            None            None        None           None      $1-$10,000     None
International Value Fund
Dreyfus Emerging Leaders   None            None        None           None         None        None
Fund
Dreyfus Midcap Value Fund  None         $10,001 -      None           None         None        None
                                        $50,000
Dreyfus Midcap Value      $1-$10,000      None         None         $10,001 -    $10,001 -     None
Plus Fund                                                           $50,000     $50,000
Dreyfus Large Company      None            None        None          None        $10,001 -     None
Value Fund                                                                      $50,000
Dreyfus Small Company      None            None        None         $10,001 -      None        None
Value Fund                                                         $50,000
Dreyfus Premier            $1-$10,000    $10,001 -   $1 -$10,000  $1 - $10,000     None        None
Technology Growth Fund                   $50,000
Dreyfus Premier            None            None      $1 - $10,000     None         None        None
Strategic Value Fund
Dreyfus Premier Future     $1-$10,000      None        None           None         None        None
Leaders Fund
Dreyfus Premier Small      None            None        None           None         None        None
Company Growth Fund
Dreyfus Premier Select     None            None        None           None         None        None
Growth Fund
Dreyfus Premier Select     None            None        None           None         None        None
Midcap Growth Fund
Dreyfus Premier            None            None        None           None         None        None
Structured Midcap Fund
Dreyfus Premier            None            None        None           None         None        None
Structured Large Cap
Value Fund
Dreyfus Premier            None            None        None           None         None        None
Real Return Fund
Aggregate Holdings of    Over            $50,001       Over          $50,001-      $10,001 -   None
Funds in the Dreyfus     $100,000       -$100,00      $100,000      $100,000      $50,000
Family of Funds, for
which responsible as
Board Member

-----------------------------------------------------------------------------------------------------

           As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, a Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, a Sub-Adviser, or the Distributor.

           The Company typically pays its Board members its allocated portion of an annual retainer of $25,000 and of a per meeting fee of $4,000 (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and two other funds (comprised of four portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2003, was as follows:

                                                              Total Compensation
                                   Aggregate                From the Company and
     Name of Board               Compensation               Fund Complex Paid
       Member                  From the Company*            To Board Member(**)
       ------                  -----------------            -------------------
Joseph S. DiMartino                  $19,346                   $800,306 (191)
David P. Feldman                     $15,484                   $166,000 (53)
John M. Fraser, Jr.***               $4,166                    $32,500 (42)
Ehud Houminer                        $15,484                   $94,494 (25)
Gloria Messinger                     $15,484                   $45,500 (18)
T. John Szarkowski                   $12,759                   $45,500 (18)
Anne Wexler                          $13,619                   $80,000 (29)

_________________________

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $14,162 for all Board members as a group.

**	Represents the number of a separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.
***	Emeritus Board member as of May 24, 2000.

Officers of the Company

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating
Officer of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager,
and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager,
and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Fund Tax Director of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

RICHARD CASSARO, Assistant Treasurer since August 2003. Senior Accounting Manager - Equity Funds of the Manager,
and an officer of 25 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager – Equity Funds of the Manager,
and an officer of 25 investment companies (comprised of 102 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and
Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

           The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

           The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on January __, 2004. See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of January __, 2004.

MANAGEMENT ARRANGEMENTS

           Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

           The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

           The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

           Sub-Investment Advisers. With respect to Dreyfus Midcap Value Plus Fund, the Manager has entered into a Sub-Investment Advisory Agreement with TBCAM (the "TBCAM Sub-Advisory Agreement"). The TBCAM Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of Dreyfus Midcap Value Plus Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or TBCAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The TBCAM Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by TBCAM upon not less than 90 days' notice. The TBCAM Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

           The following persons are directors of TBCAM: Francis D. Antin, Stephen E. Canter, John J. Nagorniak, Ronald P. O'Hanley, Peter I. Higgins and Corey A. Griffin.

           With respect to Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, the Manager has entered into a Sub-Investment Advisory Agreement with Franklin Portfolio (the "Franklin Sub-Advisory Agreement"). As to each such Fund, the Franklin Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, as the case may be, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or Franklin Portfolio, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each such Fund, the Franklin Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by Franklin Portfolio upon not less than 90 days' notice. The Franklin Sub-Advisory Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

           The following persons are directors of Franklin Portfolio Holdings, LLC (parent company of Franklin Portfolio): John J. Nagorniak, Chairman of the Board, and John S. Core, Stephen E. Canter, Paul F. Healey and Ronald P. O'Hanley, directors.

           Portfolio Management. The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. TBCAM, in the case of Dreyfus Midcap Value Plus Fund, and Franklin Portfolio, in the case of Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, provide day-to day management of the respective Fund's investments, subject to the supervision of the Manager and the Company's Board. Each Fund's adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

           The Funds' portfolio managers are as follows:

Dreyfus Large Company Value Fund	Douglas Ramos

Dreyfus Midcap Value Fund	Peter I. Higgins David A. Daglio Mark P. Dishop

Dreyfus Small Company Value Fund	Peter I. Higgins Peter I. Higgins

Dreyfus Premier International Value Fund	Peter I. Higgins D. Kirk Henry Carolyn M. Kedersha Andrea M. Clark Clifford A. Smith

Dreyfus Emerging Leaders Fund	Paul Kandel Hilary Woods George Saffaye

Dreyfus Midcap Value Plus Fund	David A. Daglio Mark P. Dishop

Dreyfus Premier Strategic Value Fund	Brian C. Ferguson Douglas Ramos

Dreyfus Premier Technology Growth Fund	Mark Herskovitz Barry Mills Charles A. Thomas

Dreyfus Premier Future Leaders Fund	Paul Kandel Hilary Woods George Saffaye

Dreyfus Premier Small Company Growth Fund	B. Randall Watts

Dreyfus Premier Select Growth Fund	Terence J. McLaughlin Fred A. Kuehndorf Deborah C. Ohl

Dreyfus Premier Select Midcap Growth Fund	Terence J. McLaughlin Fred A. Kuehndorf Deborah C. Ohl

Dreyfus Premier Structured Midcap Fund	Michael F. Dunn

Dreyfus Premier Structured Large Cap Value Fund	Oliver E. Buckley

Dreyfus Premier Real Return Fund	Gerald E. Thunelius

           The Manager, TBCAM and Franklin Portfolio each maintain research departments with professional portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager, TBCAM or Franklin Portfolio.

           In approving the current Management Agreement and the TBCAM Sub-Investment Advisory Agreement and the Franklin Sub-Investment Advisory Agreement, as the case may be, the Board considered a number of factors, including the nature and quality of the services provided by the Manager and the relevant Sub-Adviser; the investment philosophy and investment approach as applied to the Funds by the Manager and the relevant Sub-Adviser; the investment management expertise of the Manager and the relevant Sub-Adviser in respect of the Funds' investment strategies; the personnel, resources and experience of the Manager and the relevant Sub-Adviser; the Funds' performance history and the management fees paid to the Manager and the relevant Sub-Adviser relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement and the Sub-Adviser's costs of providing services under the relevant Sub-Investment Advisory Agreement; the relationship between the fees paid to the Manager under the Agreement and the Company's Distribution Plan; and ancillary benefits the Manager or a Sub-Adviser may receive from its relationship with the Company.

           Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

           The Company, the Manager, Franklin Portfolio, TBCAM and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Manager's Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Manager's Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

           The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

           Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager (or Sub-Advisers with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Midcap Value Plus Fund, as the case may be). The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. The Dreyfus Premier Funds' Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares of the Dreyfus Premier Funds and shares of the other Funds are subject to an annual shareholder services fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

           As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 1.00% of the value of the average daily net assets of Dreyfus Premier International Value Fund, 0.90% of the value of the average daily net assets of each of Dreyfus Emerging Leaders Fund, Dreyfus Premier Future Leaders Fund and Dreyfus Premier Small Company Growth Fund, ___% of the value of the average daily net assets of Dreyfus Premier Real Return Fund, and 0.75% of the value of the average daily net assets of each other Fund.

           For the fiscal years ended August 31, 2001, 2002 and 2003 (except as indicated), the management fees payable by each indicated Fund, the amounts waived by the Manager and the net fee paid by the Fund were as follows:

Name of Fund            Management Fee Payable             Reduction In Fee                Net Fee Paid
_____________      __________________________________  ___________________________  _________________________________
                    2001          2002        2003      2001     2002      2003     2001         2002         2003
Dreyfus Emerging
Leaders Fund       $12,176,193 $11,611,223 $9,177,238   $0        $0          $0   $12,176,193 $11,611,223  $9,177,238

Dreyfus Midcap
Value Fund          $4,754,055  $8,624,723 $5,795,125   $0        $0          $0    $4,754,055  $8,624,723  $5,795,125

Dreyfus Midcap
Value Plus Fund         $2,628**   $37,854    $50,992   $2,628**  $37,854  $50,992     $0**          $0           $0

Dreyfus Large
Company Value
Fund*                 $578,150    $600,744   $470,884   $0        $0          $0      $578,150    $600,744    $470,884

Dreyfus Small
Company Value
Fund*               $2,261,347  $2,082,999 $1,195,457   $0        $0          $0    $2,261,347  $2,082,999  $1,195,457

Dreyfus Premier
International Value
Fund                $3,473,060  $3,207,586 $3,019,384   $0        $0          $0    $3,473,060  $3,207,586  $3,019,384

Dreyfus Premier
Technology Growth
Fund               $14,641,348  $7,688,221 $4,704,115   $0        $0          $0   $14,641,348  $7,688,221  $4,704,115

Dreyfus Premier
Strategic Value
Fund                  $762,661  $1,006,634   $735,234   $0        $0          $0      $762,661  $1,006,634    $735,234

Dreyfus Premier
Future Leaders
Fund                  $268,997  $1,198,727 $1,455,292   $49,071   $0          $0      $219,926  $1,198,727  $1,455,292

Dreyfus Premier
Structured Midcap
Fund                    $2,556**   $14,421    $16,170   $ 2,556** $14,421   $16,170       $0**        $0          $0

Dreyfus Premier
Small Company
Growth Fund              N/A        $1,454+    $9,258     N/A    $1,454+    $9,258       N/A         $0+         $0

Dreyfus Premier
Select Growth Fund       N/A          N/A      $3,600++   N/A      N/A        $0++       N/A         N/A        $3,600++

Dreyfus Premier
Select Midcap
Growth Fund              N/A          N/A      $4,888++   N/A      N/A    $4,888++       N/A         N/A         $0++

_______________________________________

*	Effective April 25, 2001, the Fund's fiscal year end was changed from October 31 to August 31. Accordingly, the management fees paid by the Fund as shown in the table are for the fiscal year ended October 31, 2000, for the period November 1, 2000 through August 31, 2001, and for the fiscal year ended August 31, 2002.
**	For the period June 29, 2001 (commencement of operations) through August 31, 2001.
+	For the period June 28, 2002 (commencement of operations) through August 31, 2002.
++	For the period March 31, 2003 (commencement of operations) through August 31, 2003.

           As Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund had not completed their first fiscal year as of the date of this Statement of Additional Information, no information on management fees paid by such Funds to the Manager is available.

           The Manager has agreed to pay each of TBCAM and Franklin Portfolio an annual sub-advisory fee, calculated daily and payable monthly, as compensation for their services to Dreyfus Midcap Value Plus Fund, in the case of TBCAM, and Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, in the case of Franklin Portfolio. The annual rate of sub-advisory fees paid by the Manager to TBCAM, in the case of Dreyfus Midcap Value Plus Fund, and Franklin Portfolio, in the case of Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, based on a percentage of the average daily net assets of Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, respectively, are as follows:

Total Assets	Annual Fee as a Percentage of Average Daily Net Assets

0 up to $100 million	0.25%
$100 million up to $1 billion	0.20%
$1 billion up to $1.5 billion	0.16%
$1.5 billion or more	0.10%

           As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

           The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

           The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A shares and Class T shares subject to a contingent deferred sales charge ("CDSC"), and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses. For purchases of Class A shares and Class T shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B shares and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents 4% and 1%, respectively, of the net asset value of such shares purchased by their clients.

           The amounts retained on the sale of Dreyfus Premier Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to Class A, Class B, Class C and Class T shares, are set forth below.

                             Fiscal Year Ended    Fiscal Year Ended   Fiscal Year Ended
    Name of Fund/Class              2001                2002                 2003
--------------------------  -------------------- -------------------- ------------------
Dreyfus Premier Technology
Growth Fund
   Class A                   $651,422            $120,953             $72,045
   Class B                   $2,057,725          $1,715,690           $822,570
   Class C                   $241,276            $35,557              $30,969
   Class T                   $0                  $8,084               $358
Dreyfus Premier Future
Leaders Fund
   Class A                   $47,247             $67,822              $20,833
   Class B                   $0                  $93,125              $102,510
   Class C                   $0                  $6,913               $7,280
   Class T                   $506                $242                 $134
Dreyfus Premier Strategic
Value Fund
   Class A                   $0*                 $0                   $7,185
   Class B                   $0*                 $3,435               $9,199
   Class C                   $0*                 $338                 $7
   Class T                   $0*                 $14                  $58
Dreyfus Premier Structured
Midcap Fund
   Class A                   $0+                 $0                   $7
   Class B                   $0+                 $0                   $883
   Class C                   $0+                 $0                   $0
   Class T                   $0+                 $0                   $0
Dreyfus Premier
Inter-national Value Fund++
   Class A                   N/A                 N/A                  $16,293
   Class B                   N/A                 N/A                  $154
   Class C                   N/A                 N/A                  $0
   Class T                   N/A                 N/A                  $0
Dreyfus Premier Small
Company Growth Fund
   Class A                   N/A                 $71#                 $6
   Class B                   N/A                 $0#                  $160
   Class C                   N/A                 $0#                  $0
   Class T                   N/A                 $0#                  $0
Dreyfus Premier Select
Growth Fund
   Class A                   N/A                 N/A                  $1,501##
   Class B                   N/A                 N/A                  $0##
   Class C                   N/A                 N/A                  $0##
   Class T                   N/A                 N/A                  $0##
Dreyfus Premier Select
Midcap Growth Fund
   Class A                   N/A                 N/A                  $364##
   Class B                   N/A                 N/A                  $0##
   Class C                   N/A                 N/A                  $0##
   Class T                   N/A                 N/A                  $0##
*	For the period June 1, 2001 (commencement of multi-class structure) through August 31, 2001.
+	For the period June 29, 2001 (commencement of operations) through August 31, 2001.
++	The Fund commenced a multi-class structure on November 15, 2002.
#	For the period June 28, 2002 (commencement of operations) through August 31, 2002.
##	For the period March 31, 2003 (commencement of operations) through August 31, 2003.

           As Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund are new Funds, no information on retained sales loads is available for such Funds as of the date of this Statement of Additional Information.

           The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

           The Distributor, at its expense, may provide promotional incentives to Service Agents that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares of a Fund. In some instances, those incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of such shares.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

           Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Dreyfus Premier International Value Fund. The Bank of New York, 100 Church Street, 10th floor, New York, New York 10286, acts as custodian for the investments of Dreyfus Premier International Value Fund. Neither custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the relevant custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of each respective Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

           All Funds, except the Dreyfus Premier Funds--General. Shares of these Funds are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

           The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

           A Fund may, in its discretion, accept securities in payment for Fund shares. Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund. These securities are valued by the same method used to value the Fund's existing portfolio holdings. The contribution of securities to the Fund may be a taxable transaction to the shareholder.

           Shares of these Funds also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

           Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. In addition, Service Agents and other third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. You should consult your Service Agents in this regard.

           Shares of these Funds are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on days the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

           For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.

           Dreyfus Emerging Leaders Fund only. Dreyfus Emerging Leaders Fund closed to new investors on June 30, 2000. Shareholders of the Fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the Fund on June 30, 2000 generally will not be allowed to buy shares of the Fund, except that new accounts may be established: (1) by participants in most group employer retirement plans (and their successor plans) if the Fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by June 30, 2000; and (2) 401(k) plans sponsored by financial institutions approved by the Manager on or about June 30, 2000. Shareholders whose accounts were closed before or after June 30, 2000 may not reactivate their accounts or open new accounts. These restrictions generally will apply to investments made directly with the Manager and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

           Dreyfus Premier Funds only--General. Class A shares, Class B shares, Class C shares and Class T shares of the Dreyfus Premier Funds may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

           Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

           When purchasing shares of a Dreyfus Premier Fund, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares or the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares, purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares and Class T shares, respectively. You may also want to consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee, and initial sales charge on Class T shares would be less than the accumulated Shareholder Services Plan fee and higher initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares and the accumulated Distribution Plan fee, Shareholder Services Plan fee and initial sales charge on Class T shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer-term investment outlooks.

           In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

           Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. In addition, Service Agents and other third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.

           The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

           A Dreyfus Premier Fund may, in its discretion, accept securities in payment for Fund shares. Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund. These securities are valued by the same method used to value the Fund's existing portfolio holdings. The contribution of securities to the Fund may be a taxable transaction to the shareholder.

           The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored program. Participants and plan sponsors should consult their tax advisers for details.

           Shares of each Dreyfus Premier Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan as described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

           Shares of each Dreyfus Premier Fund are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on days the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

           If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor or the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

           Orders for the purchase of Dreyfus Premier Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

           Dreyfus Premier Funds--Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus (except for shareholders beneficially owning Class A shares of a Fund on the date indicated below) a sales load as shown below:

                                                  Total Sales Load - Class A
                                                           Shares
                                                --------------------------------
                                               As a % of        As a % of net       Dealers'
                                               offering         asset value     Reallowance as a
Amount of Transaction                        price per share     per share     % of offering price
-----------------------                     -----------------  -------------- --------------------
Less than $50,000                               5.75                6.10               5.00
$50,000 to less than $100,000                   4.50                4.70               3.75
$100,000 to less than $250,000                  3.50                3.60               2.75
$250,000 to less than $500,000                  2.50                2.60               2.25
$500,000 to less than $1,000,000                2.00                2.00               1.75
$1,000,000 or more                              -0-                 -0-                -0-

           Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. A CDSC will not be assessed such Class A shares purchased by a shareholder of a Fund who beneficially owned Class A shares of such Fund on the date indicated below. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Management Arrangements--Distributor."

           For shareholders of a Premier Fund listed below who beneficially owned Class A shares of such Fund on the date indicated next to the Fund, the public offering price for Class A shares of such Fund is the net asset value per share of that Class, and such shares will not be subject to the CDSC described above:

Name of Premier Fund	Date of Beneficial Ownership

Dreyfus Premier Technology Growth Fund	April 15, 1999

Dreyfus Premier Strategic Value Fund	May 31, 2001

Dreyfus Premier International Value Fund	November 14, 2002

           The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided, that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

           Set forth below is an example of the method of computing the offering price of each Dreyfus Premier Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of $12.50 for Class A shares of Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund, and for each other Dreyfus Premier Fund, the net asset value of the Fund's Class A shares as of August 31, 2003:

                                                                  Per Share Sales
                                              Net Asset        Charge-Class A-5.75% of
                                               Value           offering price (6.10% of      Per Share Offering
                                             Per Share        net asset value per share)    Price to the Public
                                             ----------      ----------------------------  ---------------------
Dreyfus Premier Technology Growth Fund           $21.28         +   $1.30                        =  $22.58

Dreyfus Premier Future Leaders Fund              $15.18             $0.93                           $16.11

Dreyfus Premier Strategic Value Fund             $21.62             $1.32                           $22.94

Dreyfus Premier Structured Midcap Fund           $12.88             $0.79                           $13.67

Dreyfus Premier Small Company Growth Fund        $13.25             $0.81                           $14.06

Dreyfus Premier International Value Fund         $14.10             $0.86                           $14.96

Dreyfus Premier Select Growth Fund               $13.88             $0.85                           $14.73

Dreyfus Premier Select Midcap Growth Fund        $15.19             $0.93                           $16.12

Dreyfus Premier Structured Large Cap Value Fund  $12.50             $0.76                           $13.26

Dreyfus Premier Real Return Fund                 $12.50             $0.76                           $13.26

           Dreyfus Premier Funds--Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Dreyfus Premier Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

           Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder not acquired through the reinvestment of dividends and distributions.

           Dreyfus Premier Funds--Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

           Dreyfus Premier Funds--Class R Shares. The public offering price for Class R shares is the net asset value per share of that Class.

           Dreyfus Premier Funds--Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

                                                    Total Sales Load - Class T
                                                   ----------------------------
                                     As a % of offering     As a % of net       Dealers' Reallowance
                                           price            asset value              as a % of
Amount of Transactions                  per share           per share            offering price
-----------------------              ------------------- ------------------ --------------------------
Less than $50,000                             4.50                 4.70               4.00
$50,000 to less than $100,000                 4.00                 4.20               3.50
$100,000 to less than $250,000                3.00                 3.10               2.50
$250,000 to less than $500,000                2.00                 2.00               1.75
$500,000 to less than $1,000,000              1.50                 1.50               1.25
$1,000,000 or more                            -0-                  -0-                -0-

           Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See "Management Arrangements—Distributor." Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund will find it beneficial to purchase Class A shares rather than Class T shares.

           The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above under "Class A Shares."

           Set forth below is an example of the method of computing the offering price of each Dreyfus Premier Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of $12.50 for Class T shares of Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund, and for each other Dreyfus Premier Fund, the net asset value of the Fund's Class T shares as of August 31, 2003:

                                                                      Per Share Sales
                                                                   Charge-Class T-4.50% of
                                                 Net Asset Value  offering price (4.70% of     Per Share Offering
                                                   Per Share       net asset value per share)   Price to the Public
                                                 --------------- ------------------------------ --------------------
Dreyfus Premier Technology Growth Fund               $20.90           +  $0.98                     =  $21.88

Dreyfus Premier Future Leaders Fund                  $15.04              $0.71                        $15.75

Dreyfus Premier Strategic Value Fund                 $21.31              $1.00                        $22.31

Dreyfus Premier Structured Midcap Fund               $12.83              $0.60                        $13.43

Dreyfus Premier Small Company Growth Fund            $13.23              $0.62                        $13.85

Dreyfus Premier International Value Fund             $13.95              $0.66                        $14.61

Dreyfus Premier Select Growth Fund                   $13.87              $0.65                        $14.52

Dreyfus Premier Select Midcap Growth Fund            $15.18              $0.72                        $15.90

Dreyfus Premier Structured Large Cap Value Fund      $12.50              $0.59                        $13.09

Dreyfus Premier Real Return Fund                     $12.50              $0.59                        $13.09

           Dreyfus Premier Funds—Dealers' Reallowance—Class A and Class T Shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

           Dreyfus Premier Funds—Class A or Class T Shares Offered at Net Asset Value. Full-time employees of member firms of the NASD and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager or its affiliates, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

           Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

           Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

           Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans.

           Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares of a Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

           In addition, for shareholders of Dreyfus Premier Technology Growth Fund, Dreyfus Premier Strategic Value Fund and Dreyfus Premier International Value Fund who beneficially owned Class A shares of such Fund on April 15, 1999, May 31, 2001 and November 14, 2002, respectively, the public offering price for Class A shares of such Fund is the net asset value per share of that Class.

           Dreyfus Premier Funds--Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Dreyfus Premier Fund or shares of certain other funds advised by the Manager or Founders that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

           To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

           Dreyfus TeleTransfer Privilege. (All Funds) You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

           Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

           Reopening an Account. (All Funds) You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

           Class B, Class C and Class T shares of each Dreyfus Premier Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and the shares of each other Fund are subject to a Shareholder Services Plan.

           Distribution Plan. (Dreyfus Premier Funds only) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to Class B, Class C and Class T shares of each Dreyfus Premier Fund pursuant to which the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Dreyfus Premier Fund and the holders of its Class B, Class C and Class T shares.

           A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Dreyfus Premier Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

           For the fiscal year ended August 31, 2003 (except as indicated), the amount paid by each indicated Fund to the Distributor pursuant to the Distribution Plan was as follows:

Name of Fund/Class	Amount Paid To the Distributor
Dreyfus Premier Technology Growth Fund
Class B	$1,497,815
Class C	$682,022
Class T	$8,835
Dreyfus Premier Future Leaders Fund
Class B	$201,129
Class C	$95,006
Class T	$1,187
Dreyfus Premier Strategic Value Fund
Class B	$22,627
Class C	$4,451
Class T	$15
Dreyfus Premier Structured Midcap Fund
Class B	$5,713
Class C	$1,804
Class T	$443
Dreyfus Premier Small Company Growth Fund
Class B	$1,473
Class C	$1,319
Class T	$429
Dreyfus Premier International Value Fund
Class B*	$1,875
Class C*	$3,504
Class T*	$4
Dreyfus Premier Select Growth Fund
Class B**	$718
Class C**	$702
Class T**	$225
Dreyfus Premier Select Midcap Growth Fund
Class B**	$1,668
Class C**	$724
Class T**	$236
______________________________
* For the period November 15, 2002 (commencement of initial offering) through August 31, 2003.
** For the period March 31, 2003 (commencement of operations) through August 31, 2003.

           As shares of Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by such Funds pursuant to the Distribution Plan.

           Shareholder Services Plan. (All Funds) The Company has adopted a Shareholder Services Plan as to Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund, and as to the shares of each other Fund. Under the Plan, the Company pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

           A quarterly report of the amounts expended under the Shareholder Services Plan and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable with respect to each Fund and relevant class of shares at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

           For the fiscal year ended August 31, 2003 (except as indicated), the amount paid by each indicated Fund to the Distributor pursuant to the Shareholder Services Plan was as follows:

Name of Fund/Class	Amount Paid To the Distributor
Dreyfus Emerging Leaders Fund	$2,549,233
Dreyfus Midcap Value Fund*	$1,931,708
Dreyfus Midcap Value Plus Fund*	$16,997
Dreyfus Large Company Value Fund	$156,961
Dreyfus Small Company Value Fund*	$398,486
Dreyfus Premier Technology Growth Fund
Class A	$807,954
Class B	$499,272
Class C	$227,340
Class T	$8,835
Dreyfus Premier Future Leaders Fund
Class A	$113,527
Class B	$67,043
Class C	$31,668
Class T	$1,187
Dreyfus Premier Strategic Value Fund
Class A	$235,887
Class B	$7,542
Class C	$1,484
Class T	$15
Dreyfus Premier Structured Midcap Fund
Class A	$1,987
Class B	$1,905
Class C	$601
Class T	$443
Dreyfus Premier Small Company Growth Fund
Class A	$781
Class B	$491
Class C	$440
Class T	$429
Dreyfus Premier International Value Fund
Class A	$750,723
Class B**	$625
Class C**	$1,168
Class T**	$4
Dreyfus Premier Select Growth Fund
Class A***	$276
Class B***	$239
Class C***	$234
Class T***	$225
Dreyfus Premier Select Midcap Growth Fund
Class A***	$360
Class B***	$556
Class C***	$241
Class T***	$236
______________________________
* Represents amount paid by Fund; the Fund did not commence offering multiple classes of shares until after August 31, 2003.
** For the period November 15, 2002 (commencement of initial offering of Class) through August 31, 2003.
*** For the period March 31, 2003 (commencement of operations) through August 31, 2003.

           As Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund had not completed their first fiscal year as of the date of this Statement of Additional Information, no information is provided for such Funds on fees paid under the Shareholder Services Plan.

HOW TO REDEEM SHARES

           General. (All Funds) Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

           If you hold shares of more than one Class of a Dreyfus Premier Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

           Redemption Fee. (All Funds, except the Dreyfus Premier Funds) The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30-day holding period, the Fund will employ the "first-in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest.

           No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

           For the fiscal year ended August 31, 2003, no redemption fees were deducted and retained by the Funds.

           Contingent Deferred Sales Charge--Class B Shares. (Dreyfus Premier Funds only) A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

           If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

           In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

           The following table sets forth the rates of the CDSC for Class B shares:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

           In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

           For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

           Contingent Deferred Sales Charge--Class C Shares. (Dreyfus Premier Funds only) A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

           Waiver of CDSC. (Dreyfus Premier Funds only) The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

           To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

           Redemption Through a Selected Dealer. (Dreyfus Premier Funds only) If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a day the New York Stock Exchange is open for regular business, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

           In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

           Reinvestment Privilege. (Dreyfus Premier Funds only) Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

           Wire Redemption Privilege. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you (or a representative of your Service Agent for a Dreyfus Premier Fund) and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

           To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

           Dreyfus TeleTransfer Privilege. (All Funds) You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

           Stock Certificates; Signatures. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

           Redemption Commitment. (All Funds) The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

           Suspension of Redemptions. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

           Fund Exchanges. (All Funds) You may purchase, in exchange for shares of a Fund (other than a Dreyfus Premier Fund), shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. A 1% redemption fee will be charged upon an exchange of Fund shares (except for a Dreyfus Premier Fund), where the exchange occurs less than 30 days following the issuance of such shares. You may purchase, in exchange for shares of a Dreyfus Premier Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

           To accomplish an exchange under item D above, you or, with respect to a Dreyfus Premier Fund, your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

           Dreyfus Premier Fund shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

           To request an exchange, you or, with respect to a Dreyfus Premier Fund, your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

           Exchanges of Class R shares of a Dreyfus Premier Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

           To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

           During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

           Dreyfus Auto-Exchange Privilege. (All Funds) Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of another fund of which you are a shareholder as described above under "Fund Exchanges." This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

           Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com web site. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

           Dreyfus-Automatic Asset Builder®. (All Funds) Dreyfus-Automatic Asset Builder® permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

           Dreyfus Government Direct Deposit Privilege. (All Funds) Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

           Dreyfus Payroll Savings Plan. (All Funds, except Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund) Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

           Dreyfus Step Program. (All Funds, except the Dreyfus Premier Funds) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

           Dreyfus Dividend Options. (All Funds) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund (other than a Dreyfus Premier Fund) in shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders or, with respect to dividends or dividends and distributions from a Dreyfus Premier Fund, in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by a fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

           Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

           Automatic Withdrawal Plan. (All Funds) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

           As to each Dreyfus Premier Fund, no CDSC with respect to Class B shares or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

           Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

           Letter of Intent--Class A and Class T Shares. (Dreyfus Premier Funds only) By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

           Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

           Corporate Pension/Profit-Sharing and Retirement Plans. (All Funds) The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

           If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

           The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

           Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

           You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

           Valuation of Portfolio Securities. Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager (or the Sub-Adviser with respect to Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, as the case may be). Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, and the Shareholder Services Plan, if applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of the Funds, the per share net asset value of each Class of shares of the Funds will differ.

           Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined by the Company not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Company to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Company's Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

           New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management of the Company believes that each Fund (except Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund which have not commenced operations) has qualified for treatment as a "regulated investment company" under the Code for its most recent fiscal year. It is expected that Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund will each qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

           If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the relevant Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

           A Fund may qualify for and may make an election under which shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries. A Fund may make such election provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

           In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

           Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Fund.

           Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

           If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

           If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

           Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

           If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

           Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

           General. (All Funds) The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of relevant criteria, which may include: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the broker's infrastructure and operational capabilities. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

           The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be "allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

           Certain Funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entities. While the policies and procedures of the affiliated entities are different than those of the Manager, they are based on the same principles, and are substantially similar.

           The Manager (or the Sub-Adviser with respect to Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, as the case may be) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (or the Sub-Adviser with respect to Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, as the case may be) may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

           Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (or the Sub-Adviser with respect to Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, as the case may be) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (or the Sub-Adviser with respect to Dreyfus Midcap Value Plus Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, as the case may be) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

           For the fiscal years ended August 31, 2001, 2002 and 2003, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions (none of which was paid directly to the Manager or the Distributor), were as follows:

Name of Fund	Brokerage Commissions Paid
2001	2002	2003
Dreyfus Emerging Leaders Fund	$2,344,740	$2,063,989	$2,934,120
Dreyfus Midcap Value Fund	$5,569,307	$11,220,650	$6,845,967
Dreyfus Midcap Value Plus Fund	$3,668*	$50,841	$50,317
Dreyfus Large Company Value Fund	$186,099	$145,148	$142,483
Dreyfus Small Company Value Fund	$1,895,050	$3,120,628	$1,898,621
Dreyfus Premier International Value Fund	$639,375	$496,766	$564,852
Dreyfus Premier Technology Growth Fund	$2,389,349	$2,653,640	$2,240,694
Dreyfus Premier Future Leaders Fund	$303,873	$974,833	$1,017,441
Dreyfus Premier Strategic Value Fund	$858,407	$346,461	$330,530
Dreyfus Premier Structured Midcap Fund	$1,294*	$2,501	$4,806
Dreyfus Premier Small Company Growth Fund	N/A	$3,483**	$14,070
Dreyfus Premier Select Growth Fund	N/A	N/A	$2,332+
Dreyfus Premier Select Midcap Growth Fund	N/A	N/A	$3,374+

______________________________

*	For the period June 29, 2001 (commencement of operations) through August 31, 2001.
**	For the period June 28, 2002 (commencement of operations) through August 31, 2002.
+	For the period March 31, 2003 (commencement of operations) through August 31, 2003.

           As Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund had not completed their first fiscal year as of the date of this Statement of Additional Information, no information is available for such Funds on brokerage commissions paid.

           The brokerage commissions for certain Funds fluctuated significantly from year-to-year because of increased market volatility and increased cash flows into and out of such Funds.

           The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

           During the fiscal years ended August 31, 2001, 2002 and 2003, Dreyfus Premier Strategic Value Fund paid an affiliate of the Manager brokerage commissions of $11,940, $0 and $0, respectively. During such years, this amounted to approximately 1%, 0% and 0%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 3%, 0% and 0%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

           During the fiscal years ended August 31, 2001, 2002 and 2003, Dreyfus Emerging Leaders Fund paid an affiliate of the Manager brokerage commissions of $28,560, $9,000 and $12,832, respectively. During such years, this amounted to approximately 1%, 0.5% and 0.4%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 3%, 2.6% and 0.7%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

           During the fiscal years ended August 31, 2002 and 2003, Dreyfus Premier Future Leaders Fund paid an affiliate of the Manager brokerage commissions of $0 and $1,864, respectively. During such year, this amounted to approximately 0% and 0.2%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0% and 0.5%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

           During the fiscal years ended August 31, 2001, 2002 and 2003, Dreyfus Premier Technology Growth Fund paid an affiliate of the Manager brokerage commissions of $394,448, $32,105 and $10,350, respectively. During such years, this amounted to approximately 7%, 1% and 0.5%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 20%, 3% and 0.7%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

           For the period November 1, 2000 through August 31, 2001 (the Fund's current fiscal year end), and the fiscal year ended August 31, 2002 and 2003, Dreyfus Large Company Value Fund paid an affiliate of the Manager brokerage commissions of $1,004, $336 and $180, respectively. During such periods, this amounted to approximately 1%, 0.3% and 0.1%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 3%, 2.1% and 0.2%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

           As Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund had not completed their first fiscal year as of the date of this Statement of Additional Information, no information is available for such Funds on the brokerage commissions paid, if any, to the Manager or its affiliates.

           With respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund, Dreyfus Midcap Value Plus Fund, Dreyfus Premier Small Company Growth Fund, Dreyfus Premier International Value Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund, there were no brokerage commissions paid to the Manager or its affiliates for such Fund's most current fiscal years.

           IPO Allocations. (Dreyfus Large Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier Technology Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Premier Small Company Growth Fund, Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund). The Manager has adopted IPO procedures that require portfolio managers seeking to participate in an IPO to use reasonable efforts to indicate their interest in the IPO, in writing, to Dreyfus' Equity Trading Desk at least 24 hours before the pricing of the shares offered in the IPO. Generally, the number of shares requested by a portfolio manager must be limited to the number of IPO shares which, if received, would not exceed a position that is .50% greater than the fund's average equity position.

           Portfolio managers may specify a minimum number of shares deemed to be an adequate allocation for a fund, and will not receive an allocation of less than the number of shares so specified. Portfolio managers must accept an allocation that is equal to or greater than the minimum number of shares requested, but are not required to accept shares in excess of the amount requested. Any de minimis adjustment may result in larger funds participating in IPOs to a lesser extent than smaller funds.

           A portfolio manager who indicates an interest in participating in an IPO on behalf of less than all of the funds under his or her management must explain why shares are not being requested on behalf of each non-participating fund.

           Based on the indications of interest, the Equity Trading Desk establishes an appropriate order size for each fund. In establishing the appropriate order sizes, the following factors may be considered: (i) the number of shares requested for each fund; (ii) the relative size of each fund; (iii) each fund's investment objectives, style and portfolio compositions; and (iv) any other factors relevant to achieving a fair and equitable allocation among funds.

           If there are insufficient securities to satisfy all orders, allocations are generally made among participating funds pro rata on the basis of each fund's order size. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

           Certain funds or groups of funds (each a "Rotational Group") may participate in IPOs on a rotational basis. Each Rotational Group participates in an IPO based on a pre-determined sequential order and only one Rotational Group may participate in a particular IPO. Shares allocated to a Rotational Group generally are re-allocated pro rata to the funds in the group based on the order size as determined by the Equity Trading Desk.

           IPO Allocations. (Dreyfus Premier International Value Fund, Dreyfus Midcap Value Fund, Dreyfus Small Company Value Fund and Dreyfus Midcap Value Plus Fund) Each of these Funds' portfolio managers either are dual employees of the Manager and TBCAM or, for Dreyfus Midcap Value Plus Fund, are employees of TBCAM, and are subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

           IPO Allocations. (Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund) Each Fund's portfolio managers are subject to the IPO procedures of Franklin Portfolio. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

           The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable. If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

           Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

           If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

           From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by the Sub-Advisor's President or his designee.

           Soft Dollars. (All Funds) Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

           The services and products provided under these arrangements permit the Manager to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

           Some of the research products or services received by the Manager (or a Sub-Adviser) may have both a research function and a non-research administrative function (a "mixed use"). If the Manager (or a Sub-Adviser) determines that any research product or service has a mixed use, the Manager (or a Sub-Adviser) will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager (or a Sub-Adviser) determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager (or a Sub-Adviser) in hard dollars. Any such allocation may create a conflict of interest for the Manager (or a Sub-Adviser).

           Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

           The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

           The Manager may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

           For each Fund, the aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Name of Fund	Transaction Amount	Commissions and Concessions

Dreyfus Large Company Value Fund	$18,166,820	$31,947
Dreyfus Midcap Value Fund	$0	$0
Dreyfus Midcap Value Plus Fund	$0	$0
Dreyfus Small Company Value Fund	$0	$0
Dreyfus Emerging Leaders Fund	$50,779,716	$139,628
Dreyfus Premier International Value Fund	$0	$0
Dreyfus Premier Strategic Value Fund	$0	$0
Dreyfus Premier Technology Growth Fund	$101,234,650	$308,030
Dreyfus Premier Future Leaders Fund	$15,144,017	$45,753
Dreyfus Premier Structured Midcap Fund	$0	$0
Dreyfus Premier Small Company Growth Fund	$0	$0
Dreyfus Premier Select Growth Fund	$0*	$0*
Dreyfus Premier Select Midcap Growth Fund	$0*	$0*

______________________________
*       For the period March 31, 2003 (commencement of operations) through August 31, 2003.

           As Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund had not completed their first fiscal year as of the date of this Statement of Additional Information, no information is available for such Funds on the amount of such transactions.

           Regular Broker-Dealers. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greater dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engages as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended August 31, 2003, the issuer of the securities and the aggregate value per issuer, as of August 31, 2003, of such securities:

           Dreyfus Large Company Value Fund - Banc of America Securities LLC, $1,744,000, Goldman, Sachs & Co., $265,000, Morgan Stanley Dean Witter & Co., $995,000 and Merrill Lynch, Pierce, Fenner & Smith Inc., $215,000; Dreyfus Premier Strategic Value Fund - Morgan Stanley Dean Witter & Co., $1,874,000, Lehman Brothers Inc., $2,702,000, Merrill Lynch, Pierce, Fenner & Smith Inc., $2,323,000, and Goldman, Sachs & Co., $4,203,000; Dreyfus Midcap Value Fund - Lehman Brothers Inc., $1,347,000; Dreyfus Premier International Value Fund - Deutsche Bank Securities, Inc., $2,758,000 and UBS Warburg LLC, $4,249,000; Dreyfus Premier Structured Midcap Fund - Bear, Stearns & Co., Inc., $21,000; Dreyfus Midcap Value Plus Fund - Lehman Brothers Inc., $117,000; and Dreyfus Premier Select Growth Fund - Banc of America Securities LLC, $24,000.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF
THE DREYFUS FAMILY OF FUNDS

           The Board of each fund in the Dreyfus Family of Funds has delegated to the Manager the authority to vote proxies of companies held in the fund's portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

           The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

           The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

           All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

           When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

           On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

           In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

PERFORMANCE INFORMATION

           The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Past Performance."

           Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures calculated in accordance with such formula assume that for Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, or for Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

           Aggregate total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or

           Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

           For the indicated period ended August 31, 2003, the returns for each Fund were as follows:

                                           Aggregate
                                           Total           Aggregate Total
                                           Return Since    Return Since
                                           Inception       Inception Based
                                           Based on Net    on Maximum
                                           Asset Value     Offering Price
                                           (without        (with                                               Average Annual
                                           deduction of    deduction of       Average Annual   Average Annual  Total Return
                                           maximum sales   maximum sales      Total Return     Total Return    Since
Name of Fund                               load or CDSC)   load or CDSC)      One Year         Five Years      Inception
------------------------------------------ --------------- ------------------ ---------------- --------------- --------------

Dreyfus Large Company Value Fund (1)       134.33%         N/A                7.00%            3.79%           9.21%
Dreyfus Small Company Value Fund (1)       211.35%         N/A                52.08%           13.33%          12.46%
Dreyfus Midcap Value Fund (2)              217.47%         N/A                35.67%           17.24%          15.70%
Dreyfus Midcap Value Plus Fund (3)         (12.20%)        N/A                (22.70%)         N/A             (5.82%)
Dreyfus Emerging Leaders Fund (2)          233.25%         N/A                22.77%           12.11%          16.41%
Dreyfus Premier Strategic Value Fund
         Class A (2)                       189.64%         173.04%            18.86%           7.31%           13.52%
         Class B (4)                       (8.68%)         (11.33%)           21.32%           N/A             (5.21%)
         Class C (4)                       (8.65%)         N/A                24.31%           N/A             (3.94%)
         Class R (4)                       (7.62%)         N/A                26.44%           N/A             (3.46%)
         Class T (4)                       (8.66%)         (12.76%)           20.12%           N/A             (5.89%)
Dreyfus Premier Technology Growth Fund
         Class A (5)                       71.95%          62.10%             34.68%           10.84%          8.56%
         Class B (6)                       (27.04%)        (28.50%)           37.48%           N/A             (7.37%)
         Class C (6)                       (27.01%)        N/A                40.55%           N/A             (6.94%)
         Class R (6)                       (23.02%)        N/A                43.72%           N/A             (5.80%)
         Class T (7)                       (34.77%)        (37.70%)           35.80%           N/A             (11.16%)
Dreyfus Premier Future Leaders Fund
         Class A (8)                       21.44%          14.48%             14.91%           N/A             4.36%
         Class B (8)                       18.56%          15.56%             16.98%           N/A             4.67%
         Class C (8)                       18.72%          N/A                20.04%           N/A             5.56%
         Class R (8)                       22.72%          N/A                22.42%           N/A             6.67%
         Class T (8)                       20.32%          14.90%             15.96%           N/A             4.48%
Dreyfus Premier Structured Midcap Fund
         Class A (3)                       3.77%           (2.17%)            12.09%           N/A             (1.01%)
         Class B (3)                       2.06%           (0.94%)            14.00%           N/A             (0.44%)
         Class C (3)                       2.01%           N/A                17.01%           N/A             0.92%
         Class R (3)                       4.37%           N/A                19.36%           N/A             1.99%
         Class T (3)                       3.25%           (1.40%)            13.33            N/A             (0.65%)
Dreyfus Premier International Value Fund
         Class A (2)                       48.04%          39.55%             1.38%            2.66%           4.30%
         Class B (9)                       16.04%          12.04%             N/A              N/A             N/A
         Class C (9)                       16.29%          15.29%             N/A              N/A             N/A
         Class R (9)                       16.95%          N/A                N/A              N/A             N/A
         Class T (9)                       15.54%          10.31%             N/A              N/A             N/A
Dreyfus Premier Small Company Growth Fund
         Class A (10)                      6.16%           0.08%              18.82%           N/A             0.06%
         Class B (10)                      5.36%           1.36%              21.33%           N/A             1.16%
         Class C (10)                      5.36%           N/A                24.33%           N/A             4.57%
         Class R (10)                      6.64%           N/A                26.62%           N/A             5.65%
         Class T (10)                      6.00%           1.22%              20.26%           N/A             1.05%
Dreyfus Premier Select Growth Fund
         Class A (11)                      11.12%          4.75%              N/A              N/A             N/A
         Class B (11)                      10.80%          6.80%              N/A              N/A             N/A
         Class C (11)                      10.80%          9.80%              N/A              N/A             N/A
         Class R (11)                      11.28%          N/A                N/A              N/A             N/A
         Class T (11)                      11.04%          6.04%              N/A              N/A             N/A
Dreyfus Premier Select Midcap Growth Fund
         Class A (11)                      21.60%          14.63%             N/A              N/A             N/A
         Class B (11)                      21.20%          17.20%             N/A              N/A             N/A
         Class C (11)                      21.20%          20.20%             N/A              N/A             N/A
         Class R (11)                      21.76%          N/A                N/A              N/A             N/A
         Class T (11)                      21.52%          16.04%             N/A              N/A             N/A
         ______________________________
           (1)        Inception date: December 29, 1993 (commencement of operations).
           (2)        Inception date: September 29, 1995 (commencement of operations).
           (3)        Inception date: June 29, 2001 (commencement of operations).
           (4)        Inception date: May 31, 2001 (commencement of initial public offering).
           (5)        Inception date: October 13, 1997 (commencement of operations).
           (6)        Inception date: April 15, 1999 (commencement of initial public offering).
           (7)        Inception date: August 31, 1999 (date of initial public offering).
           (8)        Inception date: June 30, 2000 (commencement of operations).
           (9)        Inception date: November 15, 2002 (commencement of operations)
           (10)       Inception date: June 28, 2002 (commencement of operations).
           (11)       Inception date: March 31, 2003 (commencement of operations)

           As new Funds, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Real Return Fund did not have performance information as of the date of this Statement of Additional Information.

           From time to time, the after-tax returns of each Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions an/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sales of the respective Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the respective Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for tax payers whose adjusted gross income is above a specified amount.

           From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.

           Comparative performance information may be used form time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Micropal, Morningstar, Inc., Lipper Leader Ratings, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Midcap 400 Index, the Dow Jones Industrial Average, Russell Midcap Index, Russell 2000 Growth Index, Money Magazine, Wilshire 5000 Index and other indices and industry publications. From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy (including "growth" and "value" investing), asset growth, current or past business, political, economic or financial conditions, developments or events (including those relating to or arising from actual or proposed tax legislation) and other matters of general interest to investors. Also, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. In addition, from time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or other such studies. Advertisements for Dreyfus Emerging Leaders Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Small Company Value Fund, Dreyfus Premier Small Company Growth Fund and Dreyfus Premier Technology Growth Fund also may discuss the potential benefits and risks of small cap investing.

INFORMATION ABOUT THE COMPANY AND FUNDS

           Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class, except in the case of the Dreyfus Premier Funds, and have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders. The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

           To date, the Board has authorized the creation of fifteen series of shares. All consideration received by the Company for shares of a Fund, and all assets in which such consideration is invested, will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a Fund will be treated separately from those of the other Funds. The Company has the ability to create, from time to time, new series without shareholder approval.

           Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

           Each Fund will send annual and semi-annual financial statements to all its shareholders.

           Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is engaged in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipated receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

           Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. Effective April 15, 1999, Dreyfus Premier Technology Growth Fund changed its name from Dreyfus Technology Growth Fund to its current name; effective May 31, 2001, Dreyfus Premier Strategic Value Fund changed its name from Dreyfus Aggressive Value Fund to its current name; effective May 7, 2002, Dreyfus Midcap Value Fund, Dreyfus Midcap Value Plus Fund and Dreyfus Premier Structured Midcap Fund, changed their respective names from Dreyfus Mid Cap Value Fund, Dreyfus Mid Cap Value Plus Fund and Dreyfus Premier Structured Mid Cap Fund, respectively; and effective November 15, 2002, Dreyfus Premier International Value Fund changed its name from Dreyfus International Value Fund to its current name.

           The following persons are known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of January __, 2004 A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Dreyfus Emerging Leaders Fund

Dreyfus Retirement Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144	16.0713%

Wells Fargo Bank of Minnesota, N.A. Wells Fargo Center 6th and Marquette P.O. Box 9131 Minneapolis, MN 55485-0001	11.0555%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4122	8.8038%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.9292%

Dreyfus Midcap Value Fund

JP Morgan Chase Bank P.O. Box 4197844 Kansas City, MO 64141-6784	19.7447%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.3265%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4122	6.4979%

Chase Manhattan Bank TTEE FBO Deloitte & Touche 401(k) Plan 3 Metrotech Center, 6th floor Brooklyn, NY 11245-0001	6.2871%

Dreyfus Midcap Value Plus Fund

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	22.2884%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.6110%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.6236%

Dreyfus Large Company Value Fund

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	11.9753%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.0853%

Dreyfus Small Company Value Fund

Fidelity Investments Operations Co as Agent for Certain Benefit Plans 100 Magellan Way Covington, KY 41015-1999	15.8064%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4122	14.4013%

Dreyfus Retirement Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144	9.8779%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.4858%

Dreyfus Premier Technology Growth Fund (Class A)

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4122	8.6787%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7537%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.6790%

Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	5.6399%

The Guardian Insurance Annuity Co., Inc. 3900 Burgess Place Bethlehem, PA 18017-9097	5.5179%

Dreyfus Premier Technology Growth Fund (Class B)

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	12.6345%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.2079%

Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd floor New York, NY 10001-2483	9.1472%

Fiserv Securities 2005 Market Street, Suite 1200 Philadelphia, PA 19103-7084	7.9132%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.7233%

Dreyfus Premier Technology Growth Fund (Class C)

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	20.2940%

Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd floor New York, NY 10001-2483	18.6187%

A.G. Edwards & Sons Inc. One North Jefferson St. Louis, MO 63103-2287	5.2628%

UBS Financial Services, Inc. Mutual Funds Department 1000 Harbor Boulevard, 8th floor Weehawken, NJ 07086-6727	5.0956%

Dreyfus Premier Technology Growth Fund (Class R)

Dreyfus Retirement Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144	81.4575%

Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	7.8093%

Dreyfus Premier Technology Growth Fund (Class T)

A.G. Edwards & Sons Inc. P.O. Box 795608 St. Louis, MO 63179-0795	14.4204%

Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd floor New York, NY 10001-2483	10.2456%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.8475%

Wachovia Securities, LLC Mutual Fund Order Room One New York Plaza, 8th floor New York, NY 10292-2008	7.6273%

Dreyfus Premier Future Leaders Fund (Class A)

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	32.3609%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.9219%

Charles Schwab & Co. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	15.2650%

Dreyfus Premier Future Leaders Fund (Class B)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.2896%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	7.4856%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.0891%

Fiserv Securities 2005 Market Street, Suite 1200 Philadelphia, PA 19103-7084	5.0520%

Dreyfus Premier Future Leaders Fund (Class C)

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	31.8376%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	17.1561%

Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	8.0776%

Dreyfus Premier Future Leaders Fund (Class R)

Fidelity Investments Operations Co as Agent for Certain Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1999	38.6977%

Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	32.5340%

State Street Bank & Trust Co. as TTEE FBO Uniroyal Chemical Company One Enterprise Drive North Quincy, MA 02171-2126	18.6350%

Mac & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	5.1118%

Dreyfus Premier Future Leaders Fund (Class T)

A.G. Edwards & Sons Inc. P.O. Box 795068 St. Louis, MO 63179-0795	12.5821%

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	10.7631%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7325%

Dreyfus Premier Strategic Value Fund (Class A)

Dreyfus Retirement Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144	12.3590%

Charles Schwab & Co Inc Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4122	12.3072%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.4873%

Orchard Trust Company FBO TTEE/Cust Clients Attn: Mutual Fund Trading 8515 East Orchard Road Englewood, CO 80111-5037	8.4295%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.6205%

Dreyfus Premier Strategic Value Fund (Class B)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19.3001%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	8.7693%

Fiserv Securities 2005 Market Street, Suite 1200 Philadelphia, PA 19103-7084	8.5374%

Dreyfus Premier Strategic Value Fund (Class C)

S&H Securities Partnership Ltd. P.O. Box 1110 Ashland, KY 41105-1110	12.2218%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	11.5252%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.9236%

Malcolm Davis 303 East 60th Street New York, NY 10022-1514	6.6323%

Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd floor New York, NY 10001-2483	5.2048%

Dreyfus Premier Strategic Value Fund (Class R)

Dreyfus Trust Company Custodian FBO Andrea Marcouicci Under SEP IRA Plan c/o Gorsky & Finder 185 Engle Street Englewood, NJ 07631-2409	27.3614%

First Clearing Corporation FBO Anthony T. & Deborah L. Garcia 10700 North Park Drive Glen Allen, VA 23060-9243	19.2150%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.7565%

Wachovia Securities, LLC FBO Mrs. Barbara Rowley & Mr. Douglas Donnelly UW Margaret Larue FBO Harriet H. Larue Seattle, WA 98101	10.0987%

Wachovia Securities, LLC FBO Mrs. Barbara Rowley & Mr. Douglas Donnelly UW Margaret Larue FBO Patrick S. Larue Seattle, WA 98101	10.0449%

Wachovia Securities, LLC FBO Mrs. Barbara Rowley & Mr. Douglas Donnelly UW Margaret Larue FBO Siobhan O. Surber Seattle, WA 98101	9.6109%

Wachovia Securities, LLC FBO Mrs. Barbara Rowley & Mr. Douglas Donnelly UW Margaret Larue FBO Adrian J. Larue, Jr. Seattle, WA 98101	5.9903%

Dreyfus Premier Strategic Value Fund (Class T)

Dreyfus Trust Company Custodian FBO James D. Boll, Jr. 14671 220th Street Hutchinson, MN 55350-5701	17.7161%

Dreyfus Trust Company Custodian FBO Pamela L. Boll 14671 220th Street Hutchinson, MN 55350-5701	17.5470%

A.G. Edwards & Sons, Inc. P.O. Box 795068 St. Louis, MO 63179-1795	12.1785%

Denis F. Ruiz-Serrano 107 Gonzales Giusti Avenue Caparra Gallery, Suite 204 Guaynabo, PR 00926	11.2935%

Eduardo Rico Rozas 100 Boulevard Paseos, Suite 112, Box 144 San Juan, PR 00926	9.3568%

Michael Tague & Maria Tague JT TEN 1957 Susquehanna Road Abington, PA 19001-4513	9.2652%

Carlos E. Martinez Duran, Trustee Carlos Martinez Duran Pension Plan P.O. Box 70250, Suite 134 San Juan, PR 00936-8250	6.8131%

Dreyfus Trust Company Custodian FBO Keith W. Severance Under IRA Rollover Plan 1648 Harvard Street Longmont, CO 80503-2257	6.7341%

Nannette G. Toro Orona P.O. Box 332198 Ponce, PR 00733-2198	5.7621%

Dreyfus Premier Structured Midcap Fund (Class A)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	44.2832%

Wachovia Securities, LLC FBO City of Monroe Post Retirement Health Care Fund Attn: Michael O'Connell & Charles Evans 120 East 1st Street Monroe, MI 48161-2288	25.2985%

Prudential Securities Inc. Special Custody Account FBO Customer PC 1 New York Plaza New York, NY 10004-1901	15.7768%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.6025%

Dreyfus Premier Structured Midcap Fund (Class B)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	47.8308%

Janey Montgomery Scott LLC Mutual Funds Department 1801 Market Street Philadelphia, PA 19103	30.3242%

Dreyfus Premier Structured Midcap Fund (Class C)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	80.7133%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	32.3607%

RBC Dain Rauscher Corporation 510 Marquette Avenue Minneapolis, MN 55402	9.9092%

Dreyfus Premier Structured Midcap Fund (Class R)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

Dreyfus Premier Structured Midcap Fund (Class T)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

Dreyfus Premier Small Company Growth Fund (Class A)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	70.9308%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	20.1146%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.9393%

Dreyfus Premier Small Company Growth Fund (Class B)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	73.9736%

Wachovia Securities, LLC FBO Mr. Eric Lee Bowman 1567 Spinnaker Drive #203-393 Ventura, CA 93001-5307	9.6413%

Thomas F. Scarola & Ivana Scarola JTWROS 10 Centre Street Milltown, NJ 08850-1202	6.5678%

Dreyfus Premier Small Company Growth Fund (Class C)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	69.7119%

RBC Dain Rauscher Custodian Deborah B. Wroten 6065 Mountain Lake Drive Lakeland, FL 33813-4623	9.5206%

Dreyfus Premier Small Company Growth Fund (Class R)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	98.7234%

Dreyfus Premier Small Company Growth Fund (Class T)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

Dreyfus Premier International Value Fund (Class A)

Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	35.1224%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.3700%

Dreyfus Retirement Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144	9.8585%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	6.6647%

Dreyfus Premier International Value Fund (Class B)

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	17.8201%

American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	17.2927%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.6171%

Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd floor New York, NY 10001-2483	6.0194%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	5.5981%

Dreyfus Premier International Value Fund (Class C)

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	56.0589%

Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd floor New York, NY 10001-2483	14.2540%

Dreyfus Premier International Value Fund (Class R)

Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	99.5147%

Dreyfus Premier International Value Fund (Class T)

Wells Fargo Investments LLC 608 Second Avenue South Minneapolis, MN 55479-0001	39.6857%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.9042%

Raymond James & Associates Inc. FBO Power 880 Carillon Parkway St. Petersburg, FL 33716-1100	10.5368%

Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33716-1100	9.0990%

Raymond James & Associates Inc. FBO Professor Shar 880 Carillon Parkway St. Petersburg, FL 33716-1100	5.0677%

Dreyfus Premier Select Midcap Growth Fund (Class A)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	54.8783%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	19.7706%

Robert Baer & Josephine Baer TTEE Robert J. Baer Living Trust dated 5/8/90 9101 Fox Bridge Drive St. Louis, MO 63127-1362	13.3166%

Dreyfus Premier Select Midcap Growth Fund (Class B)

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	55.3282%

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	26.5540%

Dreyfus Premier Select Midcap Growth Fund (Class C)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	78.4082%

UBS Financial Services, Inc. Mutual Funds Department 1000 Harbor Boulevard, 8th floor Weehawken, NJ 07086-6727	8.5782%

Wachovia Securities, LLC Mutual Fund Order Room One New York Plaza, 8th floor New York, NY 10292-2008	6.9146%

UBS Financial Services, Inc. FBO Judith L. Cashman 120 Oxford Boulevard Garden City, NY 11530-2716	6.0990%

Dreyfus Premier Select Midcap Growth Fund (Class R)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

Dreyfus Premier Select Midcap Growth Fund (Class T)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

Dreyfus Premier Select Growth Fund (Class A)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	76.5710%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	11.2747%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	6.9813%

Dreyfus Premier Select Growth Fund (Class B)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	86.6970%

Fiserv Securities 2005 Market Street, Suite 1200 Philadelphia, PA 19103-7084	7.4520%

Dreyfus Premier Select Growth Fund (Class C)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	66.7714%

Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd floor Jacksonville, FL 32246-6484	26.0796%

Dreyfus Premier Select Growth Fund (Class R)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

Dreyfus Premier Select Growth Fund (Class T)

MBCIC c/o Mellon Bank 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100.00%

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

           ____________________________________________________________________, independent auditors, have been selected as independent auditors of the Company.

APPENDIX
Rating Categories

Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. ' BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

DREYFUS GROWTH AND VALUE FUNDS, INC.

PART C. OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993, and Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995, and Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 2, 2001.

(a)(2)	Articles Supplementary.*

(b)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(d)	Management Agreement.*

(e)	Distribution Agreement.*

(f)(1)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Franklin Portfolio Associates, LLC is incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed on December 23, 2003.

(f)(2)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and The Boston Company Asset Management, LLC is incorporated by reference to Exhibit (f)(2) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on June 26, 2001.

(g)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

(h)	Shareholder Services Plan.*

(i)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(j)	Consent of Independent Auditors.*

(n)	Distribution Plan (Rule 12b-1 Plan).*

(o)	Rule 18f-3 Plan.*

(p)	Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed on December 23, 2003.

________________________
*   To be filed by amendment.

OTHER EXHIBITS

(a)	Powers of Attorney of the Board members and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 14, 2000.

(b)	Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 14, 2000.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT. Not Applicable

ITEM 25.	INDEMNIFICATION

The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on December 17, 1998.

Reference is also made to the Distribution Agreement incorporated by reference to Exhibit (e) to the Registration Statement.

ITEM 26(a).	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Investment Adviser

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD              DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board              9/02 - Present
Director, Vice Chairman,                                                 of Managers
and Chief Investment Officer                                             President                  9/02 - Present

                                   Dreyfus Service Corporation++         Senior Vice President      3/00 - Present

                                   Founders Asset Management, LLC****    Member, Board of Managers  6/02 - Present

                                   Dreyfus Investment Advisors,          Chief Investment Officer   2/02 - Present
                                   Inc.++                                and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman              6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman              6/01 - Present
Chief Operating Officer
                                   Mellon Growth Advisors, LLC*          Board Member               1/02 - Present

                                   Dreyfus Investment                    Chairman of the Board      1/97 - 2/02
                                   Advisors, Inc.++                      Director                   5/95 - 2/02
                                                                         President                  5/95 - 2/02

                                   Newton Management Limited             Director                   2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee        1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee        1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                   2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                   2/99 - Present

                                   The Boston Company Asset              Director                   2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                   2/99 - Present

                                   Mellon Capital Management             Director                   1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of           12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                   6/95 - Present
                                                                         Chairman                   1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Chief Executive Officer    1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board      2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                   10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President   2/97 - Present
                                                                         Director                   8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                   1/01 - Present
Director                                                                 Senior Vice Chairman       1/99 - Present
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon Bank, N.A.+                    Director                   1/01 - Present
                                                                         Senior Vice Chairman       3/98 - Present
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon EFT Services Corporation       Director                   10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                   1/96 - Present
                                   Corporation #1                        Vice President             1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President             5/93 - Present

                                   APT Holdings Corporation              Treasurer                  12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                   12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer    1/88 - Present
                                                                         Chief Executive Officer    8/87 - Present
                                                                         Director                   8/87 - Present
                                                                         President                  8/87 - Present

                                   Mellon Overseas Investments           Director                   4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                  12/87 - Present
                                   Corporation #5+

                                   Mellon Financial Markets, Inc.+       Director                   1/99 - Present

                                   Mellon Financial Services             Director                   1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                   1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc.+                Director                   1/99 - Present

DAVID F. LAMERE                    Mellon Financial Corporation+         Vice Chairman              9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director     2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities, Inc.                  President and Director     2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc.*             Chairman & CEO             1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO             1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                   4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                   4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                   10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee        8/98 - Present
                                                                         Member

                                   Mellon Bank, N.A.+                    Vice Chairman              8/01 - Present
                                                                         Exec. Management Group     8/01 - Present
                                                                         Exec. Vice President       2/99 - 9/01

                                   Mellon Trust of New York              Chairman                   4/98 - 8/00
                                   National Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                   2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                   2/95 - Present
                                   2875 Northeast 191st Street           Director                   11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holding's, Inc.+         President                  3/99 - Present
                                                                         Director                   6/99 - Present

                                   Mellon Global Investing Corp. +       President                  1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                   1/99 - Present
Director                                                                 Chief Executive Officer    1/99 - Present
                                                                         Director                   1/98 - Present

                                   Mellon Bank, N.A.+                    Chairman                   3/98 - Present
                                                                         Chief Executive Officer    3/98 - Present
                                                                         Director                   1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman              12/96 -Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of           9/02 - Present
Director and President                                                   Managers
                                                                         Vice President             9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board      4/02 - Present
                                                                         Chief Executive Officer    4/02 - Present
                                                                         Director                   8/00 - Present
                                                                         Executive Vice President   8/00 - 5/02
                                                                         Senior Vice President      3/00 - 8/00
                                                                         Executive Vice President   5/98 - 3/00
                                                                         Dreyfus Investment
                                                                         Division

                                   Dreyfus Services Organization, Inc.   Director                   4/02 - Present

                                   Dreyfus Insurance Agency of           Director                   4/02 - Present
                                   Massachusetts, Inc.++

                                   Founders Asset Management             Member, Board of           5/01 - Present
                                   LLC****                               Managers

                                   Boston Safe Advisors, Inc.++          Director                   10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman              6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A.+                    Vice Chairman              6/01 - Present

                                   Mellon Growth Advisors, LLC+          Board Member               1/02 - Present

                                   Standish-Mellon Asset                 Board Member               7/01 - Present
                                   Management Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish-Mellon Asset                 Board Member               7/01 - Present
                                   Management Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, Inc.*    Director                   3/97 - Present

                                   Franklin Portfolio Associates,        Director                   3/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                  Partner Representative     2/00 - Present
                                   505 Park Avenue
                                   New York, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee        1/99 - 1/01
                                   Company*                              Member
                                                                         Director                   1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee        1/99 - 1/01
                                                                         Member
                                                                         Director                   1/99 - 1/01

                                   Buck Consultants, Inc.++              Director                   7/97 - Present

                                   Newton Management Limited             Executive Committee        10/98 - Present
                                   London, England                       Member
                                                                         Director                   10/98 - Present

                                   Mellon Global Investments             Non-Resident Director      11/98 - Present
                                   Japan Ltd.
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                   10/97 - Present

                                   The Boston Company Asset              Director                   1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.++          Chairman                   6/97 - 10/01
                                                                         Director                   2/97 - 10/01

                                   Pareto Partners                       Partner Representative     5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                   2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                   2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                    1/98 - Present
                                                                         Chairman                   1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon Global Investing Corp.*        Director                   5/97 - Present
                                                                         Chairman                   5/97 - Present
                                                                         Chief Executive Officer    5/97 - Present

                                   Laurel Capital Advisors+              Trustee                    3/97 - 10/01

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                  3/00 - Present
Vice Chairman                                                            Executive Vice President   5/98 - 3/00
and Director                                                             Director                   3/99 - Present

                                   MBSC, LLC+                            Manager, Board of          4/02 - Present
                                                                         Managers and President

                                   Boston Safe Advisors, Inc.++          Director                   10/01 - Present

                                   Dreyfus Transfer, Inc.++              Chairman and Director      2/02 - Present

                                   Dreyfus Service Organization,         Director                   3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                   5/98 - Present
                                   Massachusetts, Inc.*

                                   Dreyfus Brokerage Services, Inc.      Chairman                   3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                   10/98 - Present

                                   Mellon Residential Funding            Director                   4/97 - Present
                                   Corp.+

                                   Mellon Trust of Florida, N.A.         Director                   8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President   7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman              1/97 - Present
                                                                         Director                   7/96 - Present

                                   RECO, Inc.*                           President                  11/96 - Present
                                                                         Director                   11/96 - Present

                                   Boston Safe Deposit and Trust         Director                   7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                   6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                   6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                   3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                   12/97 - Present

                                   Dreyfus Financial Services            Director                   9/96 - 4/02
                                   Corp.+

                                   Dreyfus Investment Services           Director                   4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                  12/98 - Present
Director                           LLC****                               Chief Executive Officer    12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc.++        Director                   4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                   4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                   3/96 - Present

                                   The TruePenny Corporation++           President                  10/98 - Present
                                                                         Director                   3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of           9/02 - Present
Controller                                                               Managers
                                                                         Vice President and
                                                                         Treasurer                  9/02 - Present

                                   The Dreyfus Trust Company+++          Chief Financial Officer    3/99 - Present
                                                                         Treasurer                  9/98 - Present
                                                                         Director                   3/97 - Present

                                   MSBC, LLC++                           Chief Financial Officer    4/02 - Present
                                                                         and Manager, Board of
                                                                         Managers

                                   Boston Safe Advisors, Inc.++          Chief Financial Officer    10/01 - Present
                                                                         and Director

                                   Dreyfus Service Corporation++         Chief Financial Officer    12/98 - Present
                                                                         Director                   8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                  10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment                    Treasurer                  10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President             10/98 - Present
                                   c/o Mellon Corporation                Director                   2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President             10/98 - Present
                                                                         Director                   2/02 - Present

                                   The Trotwood Corporation++            Vice President             10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President             10/98 - 7/99

                                   Trotwood Hunters Site                 Vice President             10/98 - 7/99
                                   A Corp.++

                                   Dreyfus Transfer, Inc.++              Chief Financial Officer    5/98 - Present

                                   Dreyfus Service                       Treasurer                  3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer        5/98 - Present
                                   Massachusetts, Inc.*

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer         9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President - Tax       10/96 - Present

                                   MSBC, LLC++                           Vice President - Tax       4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                   6/99 - Present
                                   Corporation ++                        President                  6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax       10/96 - Present
                                   Inc.++
                                   Dreyfus Service Organization,         Vice President - Tax       10/96 - Present
                                   Inc.++

WENDY H. STRUTT                    None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President             7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                  9/98 - Present
Assistant Secretary

                                   Dreyfus Service Corporation++         Assistant Secretary        8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary        7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary        7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and         2/02 - Present
                                   Corporation++                         Director

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.++              Vice President             2/97 - Present
Assistant Secretary                                                      Director                   2/97 - Present
                                                                         Secretary                  2/97 - Present

                                   Dreyfus Service                       Secretary                  7/98 - Present
                                   Organization, Inc.++
*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144.

Item 27.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1) 2) 3) 4) 5) 6) 7) 8) 9) 10 11) 12) 13) 14) 15) 16) 17) 18) 19) 20)	CitizensSelect Funds
Dreyfus A Bonds Plus, Inc.
Dreyfus Appreciation Fund, Inc.
Dreyfus Balanced Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC Municipal Fund, Inc.
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Bond Funds, Inc.
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus California Tax Exempt Bond Fund, Inc.
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Fixed Income Securities
Dreyfus Florida Intermediate Municipal Bond Fund
Dreyfus Florida Municipal Money Market Fund
Dreyfus Founders Funds, Inc.
21) 22) 23) 24) 25) 26) 27) 28) 29) 30) 31) 32) 33) 34) 35) 36) 37) 38) 39) 40)	The Dreyfus Fund Incorporated
Dreyfus GNMA Fund, Inc.
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth and Value Funds, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Money Market Fund
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Grade Bond Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
41) 42) 43) 44) 45) 46) 47) 48) 49) 50) 51) 52) 53) 54) 55) 56) 57) 58) 59) 60)	Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Massachusetts Tax Exempt Bond Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Fund, Inc.
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Municipal Bond Fund
61) 62) 63) 64) 65) 66) 67) 68) 69) 70) 71) 72) 73) 74) 75) 76) 77) 78) 79) 80)	Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Fixed Income Funds
Dreyfus Premier International Funds, Inc.
Dreyfus Premier GNMA Fund
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier New Leaders Fund, Inc.
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier Opportunity Funds
Dreyfus Premier State Municipal Bond Fund
Dreyfus Premier Stock Funds
The Dreyfus Premier Third Century Fund, Inc.
Dreyfus Premier Value Equity Funds
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Short-Intermediate Government Fund
Dreyfus Short-Intermediate Municipal Bond Fund
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
81) 82) 83) 84) 85) 86) 87) 88) 89) 90) 91) 92)	Dreyfus Treasury Prime Cash Management
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc
General California Municipal Bond Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Bond Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund
Mellon Funds Trust

(b)

Name and principal business address	Positions and offices With the Distributor	Positions and offices With Registrant

Michael Millard*	Chief Executive Officer and Chairman of the Board	None

J. David Officer*	President and Director	None

J. Charles Cardona*	Executive Vice President and Director	None

Anthony DeVivio**	Executive Vice President and Director	None

James Neiland*	Executive Vice President	None

Irene Papadoulis**	Director	None

Laura Mulhall*	Executive Vice President	None

Prasanna Dhore*	Executive Vice President	None

Noreen Ross*	Executive Vice President	None

Matthew R. Schiffman	Executive Vice President	None

William H. Maresca*	Chief Financial Officer and Director	None

Ken Bradle**	Senior Vice President	None

Stephen R. Byers*	Senior Vice President	Executive Vice President

Walter Kress*	Senior Vice President	None

Matthew Perrone**	Senior Vice President	None

Bradley J. Skapyak	Senior Vice President	None

Bret Young*	Senior Vice President	None

Jane Knight*	Chief Legal Officer and Secretary	None

Stephen Storen*	Chief Compliance Officer	None

Maria Georgopoulos*	Vice President - Facilities Management	None

William Germenis*	Vice President - Compliance	Anti Money Laundering Compliance Officer

Tracy Hopkins*	Vice President	None

Hal Marshall*	Vice President - Compliance	None

Mary Merkle*	Vice President - Compliance	None

Paul Molloy*	Vice President	None

James Muir*	Vice President - Compliance	None

Theodore A. Schachar*	Vice President - Tax	None

William Schalda*	Vice President	None

James Windels*	Vice President	Treasurer

James Bitetto*	Assistant Secretary	None

Ronald Jamison*	Assistant Secretary	None

Carlene Kim*	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.

**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

Item 28.	Location of Accounts and Records

1.	Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, Pennsylvania 15258

2.	The Bank of New York 100 Church Street New York, New York 10286

3.	Boston Financial Data Services, Inc. One American Express Plaza Providence, Rhode Island 02940-9671

4.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

5.	Franklin Portfolio Associates, LLC One Boston Place Boston, Massachusetts 02108

6.	The Boston Company Asset Management, LLC One Boston Place Boston, Massachusetts 02108

Item 29.	Management Services Not Applicable

Item 30.	Undertakings None.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the the 23rd day of January, 2004.

DREYFUS GROWTH AND VALUE FUNDS, INC. BY: /s/Stephen E. Canter* Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/Stephen E. Canter* Stephen E. Canter	President (Principal Executive Officer)	1/23/04

/s/James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	1/23/04

/s/Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	1/23/04

/s/David P. Feldman* David P. Feldman	Board Member	1/23/04

/s/Ehud Houminer* Ehud Houminer	Board Member	1/23/04

/s/Gloria Messinger* Gloria Messinger	Board Member	1/23/04

/s/John Szarkowski* John Szarkowski	Board Member	1/23/04

/s/Anne Wexler* Anne Wexler	Board Member	1/23/04

*BY: /s/Michael A. Rosenberg
       Michael A. Rosenberg,
       Attorney-in-Fact